Exhibit 10.29 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXLCUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED. CREDIT AGREEMENT dated as of October 5, 2023 among ARCHER AVIATION INC., as the Borrower AND THE SUBSIDIARIES OF THE BORROWER IDENTIFIED HEREIN, as the Guarantors THE LENDERS FROM TIME TO TIME PARTY HERETO and SYNOVUS BANK, as Administrative Agent

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS; CONSTRUCTION ......................................................................................... 1 Section 1.1 Definitions ............................................................................................................. 1 Section 1.2 [Reserved]. ........................................................................................................... 27 Section 1.3 Accounting Terms and Determination ................................................................. 27 Section 1.4 Terms Generally .................................................................................................. 27 Section 1.5 Times of Day ....................................................................................................... 28 Section 1.6 Divisions .............................................................................................................. 28 ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS ........................................................ 28 Section 2.1 General Description of Facilities ......................................................................... 28 Section 2.2 DDT A-1 Loan Commitment ............................................................................... 28 Section 2.3 Advance Requests and Funding of Borrowings ................................................... 28 Section 2.4 [Reserved]. ........................................................................................................... 29 Section 2.5 Optional Reduction and Termination of Commitments ....................................... 29 Section 2.6 Interest; Prepayments; Repayment of Loans ....................................................... 30 Section 2.7 Evidence of Indebtedness .................................................................................... 30 Section 2.8 [Reserved] ............................................................................................................ 30 Section 2.9 [Reserved] ............................................................................................................ 30 Section 2.10 [Reserved] ............................................................................................................ 30 Section 2.11 Fees ...................................................................................................................... 30 Section 2.12 Computation of Interest and Fees ........................................................................ 30 Section 2.13 [Reserved]. ........................................................................................................... 30 Section 2.14 [Reserved] ............................................................................................................ 30 Section 2.15 Increased Costs .................................................................................................... 31 Section 2.16 Funding Indemnity ............................................................................................... 32 Section 2.17 Taxes .................................................................................................................... 32 Section 2.18 Payments Generally; Pro Rata Treatment; Sharing of Set-offs ........................... 36 Section 2.19 Mitigation of Obligations ..................................................................................... 37 Section 2.20 Defaulting Lenders .............................................................................................. 37 ARTICLE III CONDITIONS PRECEDENT TO LOANS ......................................................................... 38 Section 3.1 Conditions To Effectiveness and the Initial Funding Hereunder ......................... 38 Section 3.2 Conditions To Each Funding Hereunder ............................................................. 41 ARTICLE IV REPRESENTATIONS AND WARRANTIES .................................................................... 41 Section 4.1 Existence; Power.................................................................................................. 41 Section 4.2 Organizational Power; Authorization; Enforceability ......................................... 42 Section 4.3 Governmental Approvals; No Conflicts .............................................................. 42 Section 4.4 Financial Statements ............................................................................................ 42 Section 4.5 Litigation and Environmental Matters ................................................................. 43 Section 4.6 Compliance with Laws and Agreements ............................................................. 43 Section 4.7 No Default ........................................................................................................... 43 Section 4.8 Investment Company Act, Etc ............................................................................. 43 Section 4.9 Taxes .................................................................................................................... 43 Section 4.10 Margin Regulations .............................................................................................. 44 Section 4.11 ERISA .................................................................................................................. 44 Section 4.12 Ownership of Property; Intellectual Property; Insurance .................................... 44

ii Section 4.13 Disclosure ............................................................................................................ 45 Section 4.14 Labor Relations .................................................................................................... 45 Section 4.15 Subsidiaries .......................................................................................................... 46 Section 4.16 Solvency .............................................................................................................. 46 Section 4.17 Business Locations; Taxpayer Identification Number; Deposit Accounts .............................................................................................................. 46 Section 4.18 Material Agreements ............................................................................................ 46 Section 4.19 Sanctions and Anti-Corruption Laws ................................................................... 46 Section 4.20 Affected Financial Institutions ............................................................................. 47 Section 4.21 Operations ............................................................................................................ 47 Section 4.22 Perfection of Security Interests in the Collateral ................................................. 47 ARTICLE V AFFIRMATIVE COVENANTS ........................................................................................... 48 Section 5.1 Financial Statements and Other Information ....................................................... 48 Section 5.2 Notices of Material Events .................................................................................. 50 Section 5.3 Existence; Conduct of Business ........................................................................... 51 Section 5.4 Compliance with Laws, Etc ................................................................................. 51 Section 5.5 Payment of Obligations ....................................................................................... 52 Section 5.6 Books and Records .............................................................................................. 52 Section 5.7 Visitation, Inspection, Etc .................................................................................... 52 Section 5.8 Maintenance of Properties; Insurance .................................................................. 52 Section 5.9 Use of Proceeds ................................................................................................... 52 Section 5.10 Additional Subsidiaries ........................................................................................ 52 Section 5.11 Further Assurances. ............................................................................................. 53 Section 5.12 Compliance Programs .......................................................................................... 53 Section 5.13 Banking Relationship ........................................................................................... 53 Section 5.14 Construction Covenants. ...................................................................................... 53 Section 5.15 Synovus Bank Minimum Liquidity Covenant. .................................................... 54 Section 5.16 Post-Closing. ........................................................................................................ 54 ARTICLE VI [RESERVED] ...................................................................................................................... 54 ARTICLE VII NEGATIVE COVENANTS ............................................................................................... 54 Section 7.1 Indebtedness ........................................................................................................ 54 Section 7.2 Negative Pledge ................................................................................................... 56 Section 7.3 Fundamental Changes; Conduct of Business ....................................................... 58 Section 7.4 Investments, Loans, Etc ....................................................................................... 59 Section 7.5 Restricted Payments ............................................................................................. 61 Section 7.6 Sale of Assets ....................................................................................................... 61 Section 7.7 Transactions with Affiliates ................................................................................. 62 Section 7.8 Restrictive Agreements ........................................................................................ 62 Section 7.9 [Reserved] ............................................................................................................ 63 Section 7.10 Hedging Transactions .......................................................................................... 63 Section 7.11 Legal Name, State of Formation and Form of Entity .......................................... 63 Section 7.12 Amendment to Organization Documents and Material Documents .................... 63 Section 7.14 [Reserved] ............................................................................................................ 63 Section 7.15 Government Regulation ....................................................................................... 63 Section 7.16 [Reserved] ............................................................................................................ 63 Section 7.17 Use of Proceeds ................................................................................................... 63 Section 7.18 Collateral Account ............................................................................................... 64 ARTICLE VIII EVENTS OF DEFAULT .................................................................................................. 64

iii Section 8.1 Events of Default ................................................................................................. 64 Section 8.2 Application of Funds ........................................................................................... 67 ARTICLE IX THE ADMINISTRATIVE AGENT .................................................................................... 68 Section 9.1 Appointment of Administrative Agent ................................................................ 68 Section 9.2 Nature of Duties of Administrative Agent ........................................................... 68 Section 9.3 Lack of Reliance on the Administrative Agent .................................................... 69 Section 9.4 Certain Rights of the Administrative Agent ........................................................ 69 Section 9.5 Reliance by Administrative Agent ....................................................................... 70 Section 9.6 The Administrative Agent in its Individual Capacity .......................................... 70 Section 9.7 Successor Administrative Agent .......................................................................... 70 Section 9.8 Withholding Tax .................................................................................................. 71 Section 9.9 Administrative Agent May File Proofs of Claim ................................................. 71 Section 9.10 Authorization to Execute Other Loan Documents ............................................... 72 Section 9.11 Collateral and Guaranty Matters .......................................................................... 72 Section 9.12 [Reserved] ............................................................................................................ 72 Section 9.13 Right to Realize on Collateral and Enforce Guarantee ........................................ 72 Section 9.14 Hedging Obligations and Bank Product Obligations ........................................... 72 Section 9.15 Erroneous Payments ............................................................................................ 73 ARTICLE X THE GUARANTY ................................................................................................................ 75 Section 10.1 The Guaranty ....................................................................................................... 75 Section 10.2 Obligations Unconditional ................................................................................... 75 Section 10.3 Reinstatement ...................................................................................................... 76 Section 10.4 Certain Additional Waivers ................................................................................. 76 Section 10.5 Remedies .............................................................................................................. 77 Section 10.6 Rights of Contribution ......................................................................................... 77 Section 10.7 Guarantee of Payment; Continuing Guarantee .................................................... 77 Section 10.8 Keepwell .............................................................................................................. 77 ARTICLE XI MISCELLANEOUS ............................................................................................................ 78 Section 11.1 Notices ................................................................................................................. 78 Section 11.2 Waiver; Amendments .......................................................................................... 80 Section 11.3 Expenses; Indemnification ................................................................................... 82 Section 11.4 Successors and Assigns ....................................................................................... 84 Section 11.5 Governing Law; Jurisdiction; Consent to Service of Process .............................. 88 Section 11.6 WAIVER OF JURY TRIAL ................................................................................ 88 Section 11.7 Right of Setoff ..................................................................................................... 89 Section 11.8 Counterparts; Integration ..................................................................................... 89 Section 11.9 Survival ................................................................................................................ 89 Section 11.10 Severability .......................................................................................................... 89 Section 11.11 Confidentiality ..................................................................................................... 90 Section 11.12 Interest Rate Limitation ....................................................................................... 90 Section 11.13 Waiver of Effect of Corporate Seal ..................................................................... 91 Section 11.14 Patriot Act ............................................................................................................ 91 Section 11.15 No Advisory or Fiduciary Responsibility ............................................................ 91 Section 11.16 Electronic Signatures ........................................................................................... 91 Section 11.17 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ........................................................................................................... 92 Section 11.18 Certain ERISA Matters ........................................................................................ 92 Section 11.19 Acknowledgement Regarding Any Supported QFCs .......................................... 93

iv Schedules Schedule I - Commitment Amounts Schedule 4.15 - Subsidiaries Schedule 4.17-1 - Locations of Real Property Schedule 4.17-2 - Locations of Chief Executive Office, Taxpayer Identification Number, Etc. Schedule 4.17-3 - Changes in Legal Name, State of Formation and Structure Schedule 7.1 - Outstanding Indebtedness Schedule 7.2 - Existing Liens Schedule 7.4 - Existing Investments Exhibits Exhibit 2.3 - Form of Advance Request Exhibit 2.7 - Form of Note Exhibits 2.17 (1-4) - Forms of U.S. Tax Compliance Certificates Exhibit 5.1 - Form of Compliance Certificate Exhibit 5.10 - Form of Guarantor Joinder Agreement Exhibit 11.4 - Form of Assignment and Acceptance

CREDIT AGREEMENT THIS CREDIT AGREEMENT (this “Agreement”) is made and entered into as of October 5, 2023, by and among ARCHER AVIATION INC., a Delaware corporation (the “Borrower”), the Guarantors (defined herein), the Lenders (defined herein), and SYNOVUS BANK, in its capacity as Administrative Agent. W I T N E S S E T H: WHEREAS, the Borrower has requested that the Lenders provide, in its favor, one or more delayed draw term loan advances in an aggregate principal amount of up to $65,000,000, all as more particularly set forth in, and subject to the terms and conditions of, this Agreement. WHEREAS, subject to the terms and conditions of this Agreement, the Lenders, to the extent of their respective Commitments as defined herein, are willing severally to make the delayed draw term loan advances to the Borrower; NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower, the Lenders and the Administrative Agent agree as follows: ARTICLE I DEFINITIONS; CONSTRUCTION Section 1.1 Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined): “Acquired Business” shall mean the entity or assets acquired by the Borrower or any Subsidiary in an Acquisition on or after the date hereof. “Acquisition” shall mean (a) any Investment by the Borrower or any of its Subsidiaries in any other Person pursuant to which such Person shall become a Subsidiary or shall be merged with the Borrower or any of its Subsidiaries or (b) any acquisition by the Borrower or any of its Subsidiaries of the assets of any Person (other than a Subsidiary) that constitute all or substantially all of the assets of such Person or a division or business unit of such Person. “Additional Refinancing Amount” shall mean any premium (including tender premium), original issue discount, accrued interest (pay-in-kind or otherwise), and customary fees and expenses incurred in connection with the exchange, extension, renewal, replacement or refinancing of Indebtedness. “Administrative Agent” shall mean Synovus Bank in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Questionnaire” shall mean, with respect to each Lender, an administrative questionnaire in the form provided by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender. “Advance Request” means a request for an advance of DDT A-1 Loan substantially in the form of Exhibit 2.3 hereto.

2 “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” shall mean, as to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person. For the purposes of this definition, “Control” shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by control or otherwise. The terms “Controlling”, “Controlled by”, and “under common Control with” have the meanings correlative thereto. “Agreement” shall have the meaning set forth in the introductory paragraph hereto. “Annual Financial Statements” shall mean the audited consolidated and consolidating balance sheet of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2022, and the related consolidated statements of income or operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, including the notes thereto. “Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction concerning or relating to bribery or corruption. “Applicable Lending Office” shall mean, for each Lender, the “Lending Office” of such Lender (or an Affiliate of such Lender) designated in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans are to be made and maintained. “Applicable Margin” shall have the meaning set forth in the Note. “Approved Fund” shall mean any Person (other than a natural Person and any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Sale” shall mean the sale, transfer, license, lease or other disposition of any property by the Borrower or any Subsidiary, including any sale and leaseback transaction and any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding (a) the sale or lease of inventory or sale or license of intellectual property in the ordinary course of business; (b) the sale or disposition of surplus, obsolete or worn out property or other property not necessary for operations of the Borrower and its Subsidiaries; (c) the disposition of property to the Borrower or any Subsidiary; provided, that if the transferor of such property is a Loan Party then the transferee thereof must be a Loan Party; (d) the disposition or release or compromise of accounts receivable in connection with the collection or compromise thereof; (e) licenses, sublicenses, leases or subleases granted to others in the ordinary course of business or not interfering in any material respect with the business of the Borrower or any Subsidiary; (f) abandonment, cancellations or lapses of IP Rights or issuances or registrations, or applications for issuances or registrations of IP Rights in the ordinary course of business; (g) the leasing or subleasing of real property in the ordinary course of business; (h) the sale or disposition of Cash Equivalents for fair market value in the ordinary course of business; (i) the disposition of shares of Capital Stock of any Subsidiary in order to qualify

3 members of the governing body of such Subsidiary if required by applicable Law; and (j) transfers of cash and Cash Equivalents. “Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.4(b)) and accepted by the Administrative Agent, in the form of Exhibit 11.4 attached hereto or any other form approved by the Administrative Agent. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Product Obligations” shall mean, collectively, all obligations and other liabilities of any Loan Party or any Subsidiary to any Bank Product Provider arising with respect to any Bank Products. “Bank Product Provider” shall mean any Person that (a) (i) at the time it provides any Bank Products to any Loan Party or Subsidiary, is a Lender or an Affiliate of a Lender or (ii) has provided any Bank Products to any Loan Party or Subsidiary that exist on the Closing Date, and such Person is a Lender or an Affiliate of a Lender on the Closing Date and (b) except when the Bank Product Provider is Synovus Bank and its Affiliates, has provided prior written notice to the Administrative Agent which has been acknowledged by the Borrower of the existence of such Bank Product. In no event shall any Bank Product Provider acting in such capacity be deemed a Lender for purposes hereof to the extent of and as to Bank Products except that each reference to the term “Lender” in Article IX and Section 11.4 shall be deemed to include such Bank Product Provider and in no event shall the approval of any such person in its capacity as Bank Product Provider be required in connection with the release or termination of any security interest or Lien of the Administrative Agent. “Bank Products” shall mean any of the following services provided to any Loan Party or any Subsidiary: (a) any treasury or other cash management services, including deposit accounts, automated clearing house (ACH) origination and other funds transfer, depository (including cash vault and check deposit), zero balance accounts and sweeps, return items processing, controlled disbursement accounts, positive pay, lockboxes and lockbox accounts, account reconciliation and information reporting, payables outsourcing, payroll processing, trade finance services, investment accounts and securities accounts, and (b) card services, including credit card (including purchasing card and commercial card), prepaid cards, including payroll, stored value and gift cards, merchant services processing, and debit card services. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any entity

4 whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” shall have the meaning set forth in the introductory paragraph hereof. “Borrowing” shall mean a borrowing consisting of Loans made on the same date. “Budget” means a forecasted operating and capital budget. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia or New York, New York are authorized or required by Law to close. “Capital Expenditures” shall mean for any period, without duplication, (a) the additions to property, plant and equipment and other capital expenditures of the Borrower and its Subsidiaries that are (or would be) set forth on a consolidated statement of cash flows of the Borrower for such period and (b) Capital Lease Obligations incurred by the Borrower and its Subsidiaries during such period. “Capital Lease Obligations” of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) of real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person, and the amount of such obligations shall be the capitalized amount thereof. “Capital Stock” shall mean all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934). “Cash Equivalents” shall mean: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof; (b) commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody’s and in either case maturing within one year from the date of acquisition thereof; (c) certificates of deposit, bankers’ acceptances and time deposits maturing within one year of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the Laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

5 (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and (e) money market funds and mutual funds investing solely in any one or more of the Cash Equivalents described in clauses (a) through (d) above. “CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change in Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than a Permitted Holder becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 50% or more of the equity interests of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) the Borrower shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100%) of the outstanding Capital Stock in each of its Wholly-Owned Subsidiaries, except pursuant to a transaction permitted hereunder. “Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty, or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) of any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Date” shall mean the date hereof. “Code” shall mean the Internal Revenue Code of 1986. “Collateral” shall mean the Collateral Account, any cash contained therein, and any general intangibles, instruments, certificated securities, uncertificated securities, financial assets, security

6 entitlements, and other property, in each case, contained in the Collateral Account or credited to the Collateral Account. “Collateral Account” shall have the meaning set forth in Section 3.1(m). “Collateral Account Control Agreement” means the “with activation” or “springing” Account Control Agreement, dated as of the Closing Date, among Synovus Bank, as depository bank and securities intermediary, as applicable, with respect to the Collateral Account, Archer Aviation Operating Corp., and the Administrative Agent, as secured party, which agreement as of the Closing Date is being held in escrow, subject to release from escrow if an Event of Default specified in Section 8.1(r) shall occur. “Collateral Documents” shall mean a collective reference to the Security Agreement and any other security documents executed and delivered by any Loan Party pursuant to Section 5.11. “Commitment” shall mean a DDT A-1 Loan Commitment. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute. “Compliance Certificate” shall mean a certificate from the principal executive officer or the principal financial officer of the Borrower in the form of, and containing the certifications set forth in, the certificate attached hereto as Exhibit 5.1. “Construction Budget” means the budget for the Construction Project that has been delivered to the Administrative Agent prior to the Closing Date, as amended by any updates or amendments delivered to and approved by the Administrative Agent in its reasonable discretion after the Closing Date. “Construction Costs” means, collectively but without duplication, (a) all expenditures incurred and projected to be incurred to complete construction and achieve the Construction Completion, including expenditures to fund any contingencies related to the Construction Project, the cost of compliance with applicable Laws, and the cost of performance of the construction contracts, (b) all expenditures to fund fees and expenses incurred by the Borrower during construction and development which are directly associated with and allocated to the Construction Project and (c) property and other taxes, legal fees, consultant and other advisor fees, and other out-of-pocket expenses. “Construction Plans” means a definitive construction management plan for the Construction Project setting forth, among other items, the engineering, design, and construction drawings being used to complete the Construction Project. “Construction Project” means the construction and development of two separate manufacturing facilities totaling approximately 388,000 square feet located in Covington, Georgia in accordance with the Construction Plans and the Construction Budget. “Contractual Obligation” of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property in which it has an interest is bound.

7 “Covered Entity” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Credit Event” shall mean the advancing of any Loan. “DACA Effective Date” shall have the meaning set forth in Section 8.1. “DDT A-1 Loan” means any delayed draw term loan advance funded pursuant to the DDT A-1 Loan Commitment. “DDT A-1 Loan Commitment” means, with respect to each Lender, its obligation to make delayed draw term loan advances pursuant to Section 2.2 in an aggregate principal amount at any time outstanding set forth opposite such Lender’s name on Schedule I or in the Assignment and Assumption pursuant to which such Lender becomes party hereto, as such commitment shall be reduced from time to time by each Credit Event made pursuant to the DDT A-1 Loan Commitment. As of the Closing Date, the aggregate amount of the DDT A-1 Loan Commitments of all Lenders is $65,000,000. “DDT A-1 Loan Facility” means the delayed draw credit facility established on the Closing Date by the Lenders pursuant to Section 2.2. “DDT A-1 Expiration Date” means, the earliest of (x) October 5, 2024, (y) the date on which the DDT A-1 Loan Commitments are fully drawn, and (z) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise). “Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” shall mean any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default. “Default Interest” shall have the meaning set forth in the Note. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” shall mean, subject to Section 2.20(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically

8 identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.20(a)) upon delivery of written notice of such determination to the Borrower and each Lender. “Disqualified Capital Stock” shall mean any Capital Stock in a Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures or is mandatorily redeemable (other than in connection with a transaction that would constitute an Event of Default under Section 8.1(m) hereof), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (whether described as a “put option” or otherwise), in whole or in part, on or prior to the date that is ninety-one (91) days after the Latest Maturity Date (excluding any provisions requiring redemption upon a “change of control” or asset sale; provided that any such “change of control” or asset sale shall be subject to the prior repayment in full of the Loans and other Obligations that are accrued and payable and the terminations of the Commitments), (b) is convertible into or exchangeable for (i) debt securities or (ii) any Capital Stock referred to in clause (a) above, or (c) is entitled to receive a mandatory dividend or distribution (other than for taxes attributable to the operations of the business) on or prior to the date that is ninety-one (91) days after the Latest Maturity Date; in each case, in respect of the foregoing clauses (a) through (c) in the case of Capital Stock or other equity interests in the Borrower, except to the extent that the terms of such Capital Stock expressly provide that such mandatory redemption, dividend or any other similar right, is exercisable or payable only to the extent that (x) the Obligations shall have been repaid in full or the Borrower is expressly permitted to consummate such redemption, dividend or other similar right pursuant to Section 7.5 hereof, and (y) the exercise of such mandatory redemption or other similar right or payment of such dividend is not prohibited by the terms any loan documents to which the Borrower or any of its Subsidiaries are from time to time a party. “Disqualified Institution” shall mean (a)(i) certain banks, financial institutions or other institutional lenders or entities that, in each case, have been specified to the Administrative Agent by the Borrower in writing prior to the date of execution hereof, and any other banks, financial institutions or

9 other institutional lenders or entities that are identified by name in writing to the Administrative Agent after the date hereof to extent the Borrower reasonably determines that such Person is a (A) vulture fund or (B) distressed fund, or (ii) competitors of the Borrower or its Subsidiaries that have been identified to the Administrative Agent by the Borrower in writing prior to the Closing Date (any such entity, a “Competitor”) or (b) any Person that is clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clauses (a)(i) or (a)(ii) above; provided, however, that (I) Disqualified Institutions shall include any Person that is added as a Competitor, pursuant to a written supplement to the list of Competitors that are Disqualified Institutions, that is delivered by the Borrower after the Closing Date to the Administrative Agent), (II) to the extent Persons are identified as Disqualified Institutions in writing by the Borrower to the Administrative Agent, the inclusion of such persons as Disqualified Institutions shall not retroactively apply to prior assignments or participations), (III) a list of Disqualified Institutions identified above shall be made available to all Lenders upon request to the Administrative Agent, and (IV) “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time. “Dollar(s)” and the sign “$” shall mean lawful money of the United States of America. “Domestic Subsidiary” shall mean any Subsidiary that is organized under the laws of any political subdivision of the United States. “Earnout Obligations” shall mean, with respect to any Acquisition, all obligations of the Borrower or any Subsidiary to make earn out or other contingency payments which are payable based on the achievement of specified financial results over time or similar contingent payment or arrangement and other indemnity obligations pursuant to the documentation relating to such Acquisition (and including fixed deferred payments related to such Acquisitions). For purposes of determining the aggregate consideration paid for an Acquisition, the amount of Earnout Obligations shall be deemed to be the aggregate liability in respect thereof, as determined in accordance with GAAP. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” shall mean any Person that meets the requirements to be an assignee as set forth in Section 11.4 (subject to such consents, if any, as may be required under Section 11.4(b)(iii)). “Environmental Laws” shall mean all applicable laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters concerning exposure to Hazardous Materials.

10 “Environmental Liability” shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any actual or alleged exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA” shall mean the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” shall mean any person that for purposes of Title I or Title IV of ERISA or Section 412 of the Code would be deemed to be a single employer or otherwise aggregated with the Borrower or any of its Subsidiaries under Section 414(b), (c), (m) or (o) of the Code. Any former ERISA Affiliate of Borrower or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Borrower or any such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Borrower or such Subsidiary and with respect to liabilities arising after such period for which Borrower or such Subsidiary would reasonably be expected to be liable under the Code or ERISA. “ERISA Event” shall mean (i) any “reportable event” as defined in Section 4043 of ERISA with respect to a Plan (other than an event as to which the PBGC has waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043 the requirement of Section 4043(a) of ERISA that it be notified of such event); (ii) any failure to make a required contribution to any Plan that would result in the imposition of a lien or other encumbrance or the provision of security under Section 430 of the Code or Section 303 or 4068 of ERISA, or the arising of such a lien or encumbrance with respect to any Plan, there being or arising under any Plan any “unpaid minimum required contribution” (as defined or otherwise set forth in Section 4971 of the Code or Part 3 of Subtitle B of Title 1 of ERISA), whether or not waived, or any filing of any request for or receipt of a minimum funding waiver under Section 412 of the Code or Section 302 of ERISA with respect to any Plan or Multiemployer Plan, or any determination that any Plan is, or is expected to be, in at-risk status under Title IV of ERISA; (iii) any incurrence by the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates of any liability under Title IV of ERISA with respect to any Plan or Multiemployer Plan (other than for premiums due and not delinquent under Section 4007 of ERISA); (iv) any institution of proceedings, or the occurrence of an event or condition which would reasonably be expected to constitute grounds for the institution of proceedings by the PBGC, under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (v) any incurrence by the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Multiemployer Plan, or the receipt by the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates of any notice that a Multiemployer Plan is in endangered or critical status under Section 305 of ERISA; (vi) any receipt by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of any notice, or any receipt by any Multiemployer Plan from the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA; (vii) engaging in a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to any Plan; or (viii) any filing of a notice of intent to terminate any Plan if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, any filing under Section 4041(c) of ERISA of a notice of intent to terminate any Plan, or the termination of any Plan under Section 4041(c) of ERISA.

11 “Erroneous Payment” shall have the meaning set forth in Section 9.15(a). “Erroneous Payment Deficiency Assignment” shall have the meaning set forth in Section 9.15(d). “Erroneous Payment Impacted Class” shall have the meaning set forth in Section 9.15(d). “Erroneous Payment Return Deficiency” shall have the meaning set forth in Section 9.15(d). “Erroneous Payment Subrogation Rights” shall have the meaning set forth in Section 9.15(d). “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” shall have the meaning set forth in Article VIII. “Excluded Subsidiary” shall mean any of the following: (a) any Subsidiary that is not a Wholly- Owned Subsidiary of the Borrower, (b) each Foreign Subsidiary, (c) any Subsidiary that is prohibited by applicable Law from guaranteeing the Obligations or which would require governmental (including regulatory) consent, approval, license or authorization to provide a Guarantee (unless such consent, approval, license or authorization has been received), or for which the provision of a Guarantee could reasonably be expected to result in a material adverse tax consequence (including as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction) to the Borrower or one of its Subsidiaries (as reasonably determined by Borrower in good faith), (d) any direct or indirect Foreign Subsidiary of the Borrower that is a CFC, (e) any direct or indirect Domestic Subsidiary of a direct or indirect Foreign Subsidiary of the Borrower that is a CFC, (f) any FSHCO, (g) any Subsidiary that is a special purpose entity designated by the Borrower from time to time as an Excluded Subsidiary or a not-for-profit Subsidiary, and (h) any other Subsidiary as to which the Administrative Agent and the Borrower reasonably agree in writing that the cost of providing a Guarantee with respect to the Obligations is excessive in relation to the value afforded thereby; provided that, notwithstanding anything to the contrary in the foregoing, (x) any Subsidiary that is a Guarantor shall not be an Excluded Subsidiary and shall remain a Guarantor if at any time after it becomes a Guarantor it ceases to be a Wholly-Owned Subsidiary and (y) any Subsidiary owning rights in respect of any registered or applied for intellectual property material to the operations or business of the Borrower and its Subsidiaries shall not constitute an Excluded Subsidiary. “Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor, or the grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation; provided that, for the avoidance of doubt, in determining whether any Guarantor is an “eligible contract participant” under the Commodity Exchange Act, the keepwell agreement set forth in Section 10.8 shall be taken into account. If a Swap Obligation arises under a Master Agreement governing more than one Hedging Transaction, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Hedging Transactions for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

12 “Excluded Taxes” shall mean any of the following Taxes imposed on with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Applicable Lending Office in the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Fee Letter” shall mean that certain fee letter, dated as of the date hereof, between the Borrower and the Administrative Agent. “Fiscal Quarter” shall mean any fiscal quarter of the Borrower. “Fiscal Year” shall mean any fiscal year of the Borrower. “Floor” shall have the meaning set forth in the Note. “Foreign Lender” shall mean (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary. “FSHCO” shall mean any direct or indirect Domestic Subsidiary of the Borrower that has no material assets other than the Capital Stock (including, for this purpose, any debt or other instrument treated as equity for U.S. federal income tax purposes) in one or more direct Foreign Subsidiaries that are CFCs. “Funding Account” shall mean account number maintained by Archer Aviation Operating Corp. with Synovus Bank. “GAAP” shall mean generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3. “Governmental Approval” means (a) any authorization, consent, entitlement, approval, license, lease, ruling, permit, certification, waiver, exemption, filing, variance, claim, order, judgment or decree of, granted, given or otherwise made available by any Governmental Authority, or (b) any required notice to, any declaration of, or any registration with, any Governmental Authority.

13 “Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term “Guarantee” used as a verb has a corresponding meaning. “Guarantor Joinder Agreement” shall mean a joinder agreement substantially in the form of Exhibit 5.10 executed and delivered by a Subsidiary in accordance with the provisions of Section 5.10 or any other documents as the Administrative Agent shall deem appropriate for such purpose. “Guarantors” shall mean, collectively, (a) each Subsidiary identified as a “Guarantor” on the signature pages hereto, (b) each Person that joins as a Guarantor pursuant to Section 5.10 or otherwise, (c) with respect to (i) any Hedging Obligations between any Loan Party (other than the Borrower) or Subsidiary and any Lender-Related Hedge Provider that are permitted to be incurred pursuant to Section 7.10 and any Bank Products Obligations owing by any Loan Party (other than the Borrower) or Subsidiary, the Borrower and (ii) the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to all Swap Obligations, the Borrower, and (d) the successors and permitted assigns of the foregoing. “Guaranty” shall mean the Guaranty made by the Guarantors in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to Article X. “Hazardous Materials” shall mean all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hedge Termination Value” means, in respect of any one or more Hedging Obligations, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Obligations, (a) for any date on or after the date such Hedging Obligations have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Obligations, as determined based upon one or more mid-market or other readily available

14 quotations provided by any recognized dealer in such Hedging Obligations (which may include any Lender or any Affiliate of a Lender). “Hedging Obligations” of any Person shall mean any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (a) any and all Hedging Transactions, (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Hedging Transactions and (c) any and all renewals, extensions and modifications of any Hedging Transactions and any and all substitutions for any Hedging Transactions. “Hedging Transaction” of any Person shall mean (a) any transaction (including an agreement with respect to any such transaction) now existing or hereafter entered into by such Person that is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, spot transaction, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether or not any such transaction is governed by or subject to any master agreement and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Hostile Acquisition” shall mean the Acquisition of the Capital Stock of a Person through a tender offer or similar solicitation of the owners of such Capital Stock which has not been approved (prior to such Acquisition) by resolutions of the Board of Directors of such Person (or by similar action if such Person is not a corporation) or if such approval has been withdrawn. “Indebtedness” of any Person shall mean, without duplication (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), including, without limitation, any Earnout Obligations solely to the extent included as a liability on the balance sheet of the Borrower in accordance with GAAP, (d) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (e) all Capital Lease Obligations of such Person, (f) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person on any scheduled date that is less than ninety-one (91) days after the Latest Maturity Date, (h) Off-Balance Sheet Liabilities, (i) the Hedge Termination Value of all Hedging Obligations, (j) all Guarantees of such Person of the type of Indebtedness described in clauses (a) through (i) above, (k) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person and (l) all Disqualified Capital Stock of such Person. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company or the foreign equivalent thereof) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Hedging Transaction on any date shall be deemed to be the Hedge Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (k) above that is expressly made

15 nonrecourse or limited-recourse (limited solely to the assets securing such Indebtedness) to such Person shall be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the fair market value of the property encumbered thereby as determined by such Person in good faith. “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Interest Period” shall have the meaning set forth in the Note. “Interim Financial Statements” shall mean the unaudited consolidated and consolidating financial statements of the Borrower and its Subsidiaries for the Fiscal Quarter ending June 30, 2023, including balance sheets and statements of income or operations, shareholders’ equity and cash flows. “Investments” shall mean, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) purchase or other acquisition of any Capital Stock of another Person, (b) a loan, advance, other evidence of indebtedness or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other indebtedness or equity participation or interest in, another Person, or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “IP Rights” shall mean all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses that the Borrower or any of its Subsidiaries owns, or possesses the legal right to use. “IRS” shall mean the United States Internal Revenue Service. “ISDA Definitions” shall mean the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Latest Maturity Date” shall mean, at any time of determination, the Maturity Date applicable to any Loan or Commitment hereunder at such time, in each case as extended in accordance with this Agreement from time to time. “Laws” or “Law” shall mean, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lender-Related Hedge Provider” shall mean any Person that, (a) (i) at the time it enters into a Hedging Transaction with any Loan Party or Subsidiary, is a Lender or an Affiliate of a Lender or (ii) has entered into a Hedging Transaction with any Loan Party or Subsidiary that exists on the Closing Date, and such Person is a Lender or an Affiliate of a Lender on the Closing Date and (b) except when the Lender-Related Hedge Provider is Synovus Bank and its Affiliates, has provided prior written notice to the Administrative Agent which has been acknowledged by the Borrower of the existence of such

16 Hedging Transaction. In no event shall any Lender-Related Hedge Provider acting in such capacity be deemed a Lender for purposes hereof to the extent of and as to Hedging Obligations except that each reference to the term “Lender” in Article IX and Section 11.4 shall be deemed to include such Lender- Related Hedge Provider. In no event shall the approval of any such Person in its capacity as Lender- Related Hedge Provider be required in connection with the release or termination of any security interest or Lien of the Administrative Agent. “Lenders” shall mean each of the Persons identified as a “Lender” on the signature pages hereto and their successors and assigns. “Lien” shall mean any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of any of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing). “Loan Documents” shall mean, collectively, this Agreement, the Collateral Documents, the Fee Letter, all Compliance Certificates, all UCC Financing Statements, all stock powers and similar instruments of transfer, any promissory notes issued hereunder and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing. “Loan Parties” shall mean, collectively, the Borrower and each Guarantor. “Loans” shall mean all DDT A-1 Loans in the aggregate or any of them, as the context shall require. “Master Agreement” shall have the meaning set forth in the definition of “Hedging Transaction.” “Material Adverse Effect” shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, resulting in a material adverse change in, or a material adverse effect on, (a) the business, results of operations, financial condition, assets or liabilities of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform any of their respective obligations under the Loan Documents, (c) the rights and remedies of the Administrative Agent and the Lenders under any of the Loan Documents or (d) the legality, validity or enforceability of any of the Loan Documents. “Material Agreement” shall mean (i) any agreement, indenture or note governing the terms of any Material Indebtedness and (ii) any other agreement, document, contract, indenture and instrument pursuant to which a default, breach or termination thereof could reasonably be expected to result in a Material Adverse Effect. “Material Indebtedness” shall mean any Indebtedness (other than the Loans) or Hedging Obligations of the Borrower or any of its Subsidiaries (i) owed to Synovus Bank, or (ii) with the outstanding principal amount (or maximum commitment amount) of $[***] or more individually or in the aggregate with all other Indebtedness owed to the same counterparty. For purposes of determining the amount of attributed Indebtedness from Hedging Obligations, the “principal amount” of any Hedging Obligations at any time shall be the Net Mark-to-Market Exposure of such Hedging Obligations.

17 “Maturity Date” shall mean, the earlier of (i) October 5, 2033 or (ii) the date on which the principal amount of all outstanding DDT A-1 Loans has been declared or automatically has become due and payable pursuant to Section 8.1 (whether by acceleration or otherwise). “Minimum Required Threshold” shall mean, as of any date of determination, an amount equal to 1.5 multiplied by the outstanding principal amount of the Loans. “Moody’s” shall mean Moody’s Investors Service, Inc. “Multiemployer Plan” shall mean any “multiemployer plan” as defined in Section 4001(a)(3) of ERISA, which is contributed to by (or to which there is or may be an obligation to contribute of) the Borrower or any of its Subsidiaries or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which the Borrower or any of its Subsidiaries or an ERISA Affiliate contributed to or had an obligation to contribute to such plan. “Net Cash Proceeds” shall mean the aggregate cash or Cash Equivalents proceeds received by the Borrower or any Subsidiary in respect of any Asset Sale, Recovery Event or any issuance of Indebtedness or equity securities net of (a) direct costs incurred in connection therewith (including legal, accounting, other professional advisor’s fees and investment banking fees, underwriting discounts (to the extent the same underwriting discounts have not been deducted from such proceeds), sales commissions and other reasonable and customary expenses), (b) taxes paid or payable as a result thereof, (c) in the case of any Asset Sale or any Recovery Event, the amount necessary to retire any Indebtedness secured by a Lien permitted by Section 7.2 (ranking senior to any Lien of the Administrative Agent) on the related property, and (d) amounts reserved or deposited in escrow with respect to indemnity payments or price adjustments; provided that such amounts shall be included in Net Cash Proceeds to the extent such amounts are released to the Borrower or any Subsidiary from such reserve or escrow. “Net Mark-to-Market Exposure” of any Person shall mean, as of any date of determination with respect to any Hedging Obligation, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from such Hedging Obligation. “Unrealized losses” shall mean the fair market value of the cost to such Person of replacing the Hedging Transaction giving rise to such Hedging Obligation as of the date of determination (assuming the Hedging Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Hedging Transaction as of the date of determination (assuming such Hedging Transaction were to be terminated as of that date). “Non-Defaulting Lender” shall mean, at any time, a Lender that is not a Defaulting Lender. “Non-U.S. Plan” shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by the Borrower or one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement, or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code. “Note” shall have the meaning set forth in Section 2.7(b). “Obligations” shall mean, collectively, (a) all amounts owing by the Loan Parties to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any other Loan Document or otherwise with respect to any Commitment, Loan including, without limitation, all

18 principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, obligations pursuant to the Administrative Agent’s Erroneous Payment Subrogation Rights, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all fees and expenses of counsel to the Administrative Agent and any Lender incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, (b) all Hedging Obligations owed by any Loan Party or Subsidiary to any Lender-Related Hedge Provider permitted by Section 7.10, and (c) all Bank Product Obligations, together with all renewals, extensions, modifications or refinancings of any of the foregoing; provided, that “Obligations” of a Guarantor shall exclude any Excluded Swap Obligations of such Guarantor. “OFAC” shall mean the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Off-Balance Sheet Liabilities” of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person, (iii) any Synthetic Lease Obligation or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person. “Open Prepayment Date” shall have the meaning set forth in the Note. “Organization Documents” shall mean, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “OSHA” shall mean the Occupational Safety and Health Act of 1970 and any successor statute. “Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

19 “Parent Company” shall mean, with respect to a Lender, the bank holding company (as defined in Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender. “Participant” shall have the meaning set forth in Section 11.4(d). “Participant Register” shall have the meaning set forth in Section 11.4(e). “Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, as amended and in effect from time to time. “Payment Office” shall have the meaning set forth in the Note. “PBGC” shall mean the U.S. Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions. “Periodic Term SOFR Determination Day” shall have the meaning set forth in the Note. “Permitted Acquisition” shall mean any Acquisition that either has been approved in writing by the Required Lenders or with respect to which all of the following conditions shall have been satisfied: (a) the Acquired Business is in the same or similar line of business as the Borrower and its Subsidiaries; (b) the Acquisition shall not be a Hostile Acquisition; (c) (i) no Default or Event of Default shall exist and be continuing immediately before or immediately after giving effect to such Acquisition, (ii) the representations and warranties made by each of the Loan Parties in each Loan Document shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as if made on the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date, and except that for purposes of this clause (ii), the representations and warranties contained in Section 4.4 shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.1(a) and 5.1(b), respectively, (iii) immediately after giving effect to such Acquisition on a pro forma basis, the Borrower shall be in compliance with the covenants set forth in Section 5.15, and (iv) at least five (5) Business Days prior to the consummation of such Acquisition, the Borrower shall have delivered to the Administrative Agent a duly completed Pro Forma Compliance Certificate; (d) the Administrative Agent shall have received not less than five (5) days prior to the anticipated closing date of any such Acquisition (or such earlier date as the Administrative Agent may agree in its sole discretion), a copy of the definitive agreement relating to Acquisition; and

20 (e) if a new Domestic Subsidiary is formed or acquired as a result of or in connection with such Acquisition, such new Domestic Subsidiary shall be a Wholly-Owned Subsidiary and the Borrower shall cause such Domestic Subsidiary to join as a Guarantor within forty-five (45) days of the Acquisition as provided for in Sections 5.10 and 5.11 in connection therewith. “Permitted Encumbrances” shall mean: (a) Liens imposed by Law for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP; (b) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens imposed by Law in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security Laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment and attachment liens not giving rise to a Default or an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP; (f) customary rights of set-off, revocation, refund or chargeback under deposit agreements or under the Uniform Commercial Code or common law of banks or other financial institutions where Borrower or any of its Subsidiaries maintains deposits (other than deposits intended as cash collateral) in the ordinary course of business; and (g) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by Law or arising in the ordinary course of business that do not secure any material monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Borrower and its Subsidiaries taken as a whole and any other matters shown on title insurance policies that are acceptable to the Administrative Agent; provided, that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness. “Permitted Holder” means (a) Adam Goldstein, and (b) any trust or estate planning vehicles controlled, directly or indirectly, by a Permitted Holder identified in clause (a). “Permitted Refinancing” shall mean, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an

21 amount equal to the Additional Refinancing Amount related thereto and by an amount equal to any existing revolving commitments unutilized thereunder to the extent that the portion of any existing and unutilized revolving commitment being refinanced was permitted to be drawn under Section 7.1 and Section 7.2 of this Agreement immediately prior to such refinancing (other than by reference to a Permitted Refinancing), (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.1(a)(iv), Indebtedness resulting from such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the remaining Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, Indebtedness resulting from such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (d) immediately after giving effect thereto, no Event of Default shall have occurred and be continuing, and (e) if the Indebtedness being modified, refinanced, refunded, renewed or extended is permitted pursuant to Section 7.1(a)(ii), the primary obligor in respect of, and/or the Persons (if any) that Guarantee, the Indebtedness resulting from such modification, refinancing, refunding, renewal or extension are the primary obligor in respect of, and/or Persons (if any) that Guaranteed the Indebtedness being modified, refinanced, refunded, renewed or extended. For the avoidance of doubt, it is understood that a Permitted Refinancing may constitute a portion of an issuance of Indebtedness in excess of the amount of such Permitted Refinancing; provided that such excess amount is otherwise permitted to be incurred under Section 7.1. For the avoidance of doubt, it is understood and agreed that a Permitted Refinancing includes successive Permitted Refinancings of the same Indebtedness. “Permitted Third Party Bank Products” means Indebtedness or Bank Products, in each case, provided by or maintained with a financial institution other than Synovus Bank or its affiliates to the Borrower and/or its Subsidiary, solely to the extent that (i) the Borrower or its applicable Subsidiary has given Synovus Bank at least fifteen (15) days prior notice of its desire to obtain such Indebtedness or Bank Products, (ii) Synovus Bank is unable to provide such requested Indebtedness or Bank Products services on competitive market terms and conditions and on comparable technology platforms, in each case, as determined by the Borrower and/or its Subsidiary, and (iii) the Borrower delivers to the Administrative Agent, promptly after the Borrower or such Subsidiary incurs such Indebtedness or opens such Bank Product, a description of the core economic terms and structure of such Indebtedness or Bank Product (subject to any confidentiality restrictions regarding such Indebtedness or Bank Products which may limit or prohibit the Borrower from providing such description to the Administrative Agent). Notwithstanding anything to the contrary herein, Permitted Third Party Bank Products shall include: (1) Bank Products provided by Silicon Valley Bank and its Affiliates to the Borrower and/or its Subsidiaries as of the date hereof; provided that the Bank Products described in this clause (1) shall no longer constitute Permitted Third Party Bank Products after January 31, 2024; and (2) [***]. “Person” shall mean any individual, partnership, firm, corporation, association, joint venture, limited liability company, trust or other entity, or any Governmental Authority. “Plan” shall mean any “employee pension benefit plan” as defined in Section 3 of ERISA (other than a Multiemployer Plan) that is subject to Title IV of ERISA and that is maintained or contributed to by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate has or may have an obligation to contribute for the five-year period immediately following the latest date on which the Borrower or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to (or is deemed under Section 4069 of ERISA to have maintained or contributed to or to have had an obligation to contribute to, or otherwise to have liability with respect to) such plan.

22 “Platform” shall mean Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Prepayment Event” shall have the meaning set forth in the Note. “Prepayment Percentage” shall have the meaning set forth in the Note. “Prepayment Premium” shall have the meaning set forth in the Note. “Pro Forma Compliance Certificate” shall mean a certificate of a Responsible Officer of the Borrower delivered in connection with any Permitted Acquisition containing certifications that clauses (a) through (g) of the definition of “Permitted Acquisition” have been satisfied (or will be satisfied in the time permitted under this Agreement). “Pro Rata Share” shall mean a percentage, the numerator of which shall be such Lender’s Commitment (or if such Commitment has been terminated or expired or the Loans have been declared to be due and payable, such Lender’s DDT A-1 Loans), and the denominator of which shall be the sum of all Commitments of all Lenders (or if such Commitments have been terminated or expired or the Loans have been declared to be due and payable, all DDT A-1 Loans of all Lenders). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Loan Party as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Recipient” shall mean (a) the Administrative Agent and (b) any Lender as applicable. “Recovery Event” shall mean any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of the Borrower or any Subsidiary. “Regulation D” shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations. “Regulation T” shall mean Regulation T of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations. “Regulation U” shall mean Regulation U of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations. “Regulation X” shall mean Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations.

23 “Regulation Y” shall mean Regulation Y of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations. “Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors, legal counsel, consultants or other representatives of such Person and such Person’s Affiliates. “Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration of hazardous substances into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture. “Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Required Lenders” shall mean, at any time, two or more unaffiliated Lenders (unless there is only one (1) Lender, in which case such Lender) holding more than 50% of the aggregate outstanding DDT A-1 Loans at such time; provided that to the extent that any Lender is a Defaulting Lender, such Defaulting Lender and all of its DDT A-1 Loans shall be excluded for purposes of determining Required Lenders. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” shall mean any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer, the controller or a vice president of the Borrower or such other representative of the Borrower as may be designated in writing by any one of the foregoing with the consent of the Administrative Agent. “Restricted Payment” shall mean any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Capital Stock or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent Person thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment. “S&P” shall mean Standard and Poor’s Financial Services, LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Sanctioned Country” shall mean, at any time, a country, region or territory that is, or whose government is, the subject or target of any Sanctions including, without limitation, Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic. “Sanctioned Person” shall mean, at any time, (a) any Person that is the subject or target of any Sanctions, (b) any Person located, organized, operating or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person.

24 “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom or (c) any other relevant sanctions authority. “SEC” shall mean the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Parties” shall mean the Administrative Agent, the Lenders, the Lender-Related Hedge Providers and the Bank Product Providers. “Security Agreement” shall mean the security and pledge agreement dated as of the Closing Date executed in favor of the Administrative Agent, for the benefit of the Secured Parties, by each of the Loan Parties. “SOFR” shall have the meaning set forth in the Note. “SOFR Administrator” shall have the meaning set forth in the Note. “SOFR Loan” shall have the meaning set forth in the Note. “Solvent” shall mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including subordinated and contingent liabilities, of such Person; (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and liabilities, including subordinated and contingent liabilities as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital; (e) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business and (f) such Person does not intend, in any transaction, to hinder, delay or defraud either present or future creditors or any other person to which such Person is or will become, through such transaction, indebted. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that could reasonably be expected to become an actual or matured liability. “Specified Event of Default” shall mean an Event of Default arising under Sections 8.1(a), 8.1(b), 8.1(g), 8.1(h) or 8.1(i) hereof. “Specified Loan Party” shall mean each Loan Party that is, at the time on which the relevant Guarantee or grant of the relevant security interest under the Loan Documents by such Loan Party becomes effective with respect to a Swap Obligation, a corporation, partnership, proprietorship, organization, trust or other entity that would not be an “eligible contract participant” under the Commodity Exchange Act at such time but for the effect of Section 10.8. “Subsidiary” shall mean, with respect to any Person (the “parent”) at any date, any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (a) of which

25 securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated, all references to “Subsidiary” hereunder shall mean a Subsidiary of the Borrower. “SVB Consent” shall mean the written consent from Silicon Valley Bank dated on or about the Closing Date in form and substance satisfactory to the Administrative Agent. “SVB Indebtedness” shall mean the Loan Parties’ secured credit facility with Silicon Valley Bank as of the Closing Date, in the original principal amount of $20,000,000 and the current outstanding principal amount of $1,666,666.74, due to mature on December 1, 2023. “Swap Obligations” shall mean with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Synovus Bank Minimum Liquidity Covenant” shall mean the Loan Parties’ obligation to maintain a balance in cash of no less than One Hundred Million and No/100 Dollars ($100,000,000.00) (or such lesser amount as the Administrative Agent may agree in its sole discretion) in the Collateral Account numbered . “Synthetic Lease” shall mean a lease transaction under which the parties intend that (i) the lease will be treated as an “operating lease” by the lessee pursuant to Accounting Standards Codification Sections 840-10 and 840-20 and (ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property. “Synthetic Lease Obligations” shall mean, with respect to any Person, the sum of (i) all remaining rental obligations of such Person as lessee under Synthetic Leases which are attributable to principal and, without duplication, (ii) all rental and purchase price payment obligations of such Person under such Synthetic Leases assuming such Person exercises the option to purchase the lease property at the end of the lease term. “Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax, or penalties applicable thereto. “Term SOFR” shall have the meaning set forth in the Note. “Term SOFR Administrator” shall have the meaning set forth in the Note. “Term SOFR Reference Rate” shall have the meaning set forth in the Note. “Threshold Amount” shall mean $[***]. “Trading with the Enemy Act” shall mean the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.).

26 “Transaction Costs” shall mean any fees, costs or expenses incurred or paid by the Borrower or any Subsidiary in connection with the Transactions, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby. “Transactions” shall mean (a) the funding of the Loans on the Closing Date and the consummation of the other transactions contemplated by this Agreement and (b) the payment of the fees and expenses incurred in connection with any of the foregoing (including the Transaction Costs). “UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unfunded Pension Liability” of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan, determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions). “United States” or “U.S.” shall mean the United States of America. “U.S. Government Securities Business Day” shall have the meaning set forth in the Note. “U.S. Person” shall mean any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” shall have the meaning set forth in Section 2.17(g). “Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Wholly-Owned Subsidiary” means, with respect to any Person at any date, a subsidiary of such Person of which securities or other ownership interests representing 100% of the Capital Stock (other than (a) directors’ qualifying shares and (b) nominal shares issued to foreign nationals or other Persons to the extent required by applicable Law) are, as of such date, owned, controlled or held by such Person or one or more wholly-owned subsidiaries of such Person or by such Person and one or more wholly-owned subsidiaries of such Person. “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

27 “Withholding Agent” shall mean any Loan Party and the Administrative Agent, as applicable. “Write-Down and Conversion Powers” shall mean (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 [Reserved]. Section 1.3 Accounting Terms and Determination. (a) Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statement of the Borrower delivered pursuant to Section 5.1(a) (or, if no such financial statements have been delivered, on a basis consistent with the audited consolidated financial statements of the Borrower last delivered to the Administrative Agent in connection with the establishment of the credit facilities under this Agreement); provided that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Section 5.15 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 5.15 for such purpose), then the Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders. (b) Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification Section 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party or any Subsidiary of any Loan Party at “fair value”, as defined therein and (ii) for all purposes of this Agreement and the other Loan Documents, including negative covenants, financial covenants and component definitions, GAAP will be deemed to treat operating leases and Capital Lease Obligations in a manner consistent with the treatment under GAAP as in effect prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of Accounting Standards Update No. 2016-02. Section 1.4 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the word

28 “to” means “to but excluding”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “hereof”, “herein” and “hereunder” and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) all references to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles, Sections, Exhibits and Schedules to this Agreement, (v) all references to a specific time shall be construed to refer to the time in the city and state of the Administrative Agent’s principal office, unless otherwise indicated, (vi) any definition of or reference to any law shall include all statutory and regulatory provisions consolidating, amending, or interpreting any such law and any reference to or definition of any law or regulation, unless otherwise specified, shall refer to such law or regulation as amended, modified or supplemented from time to time and (vii) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified, extended, restated, replaced or supplemented from time to time. Section 1.5 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Section 1.6 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS Section 2.1 General Description of Facilities. Subject to and upon the terms and conditions herein set forth, from time to time prior to the DDT A-1 Expiration Date, each Lender severally agrees to advance its portion of the DDT A-1 Loans to the Borrower in Dollars in a principal amount not exceeding such Lender’s DDT A-1 Loan Commitment. Section 2.2 DDT A-1 Loan Commitment. Subject to the terms and conditions set forth herein, each Lender severally agrees to make DDT A-1 Loans to the Borrower during the period from the Closing Date through the DDT A-1 Expiration Date in such principal amount as the Borrower shall request up to, but not exceeding, the lesser of (i) such Lender’s DDT A-1 Loan Commitment and (ii) such Lender’s Pro Rata Share of the aggregate principal amount of the DDT A-1 Loans to be funded on the applicable borrowing date. Each request by the Borrower for a DDT A-1 Loan shall be deemed to be a representation by the Borrower that it shall be in compliance with Article III immediately after giving effect to the requested DDT A-1 Loan. Section 2.3 Advance Requests and Funding of Borrowings. (a) Except as otherwise provided herein, the Borrower may from time to time prior to the DDT A-1 Expiration Date request the Lenders to make DDT A-1 Loans by delivering to

29 the Administrative Agent, not later than 3:00 p.m. Eastern Standard Time, three (3) U.S. Government Securities Business Days prior to the proposed borrowing date (or such shorter period of time as agreed to by the Administrative Agent in its sole discretion), a duly completed Advance Request. Each such Advance Request shall be irrevocable and shall specify the amount of the DDT A-1 Loan for such Borrowing. (b) Each Lender will make available each Loan to be made by it hereunder on the proposed date thereof by wire transfer in immediately available funds by 11:00 a.m. to the Administrative Agent at the Payment Office. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts that it receives, in like funds by the close of business on such proposed date, to the Funding Account. Notwithstanding any other provision of this Agreement, the Lenders shall have no obligation to make any Loan hereunder after the DDT A-1 Expiration Date. The DDT A-1 Loan Commitments are not revolving commitments, and the Borrower shall not have the right to repay and reborrow DDT A-1 Loans. (c) Unless the Administrative Agent shall have been notified by any Lender prior to 5:00 p.m. one (1) Business Day prior to the date of a Borrowing in which such Lender is to participate that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent, in reliance on such assumption, may make available to the Borrower on such date a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of such Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for such Borrowing. Nothing in this Section 2.3(c) shall be deemed to relieve any Lender from its obligation to fund its Pro Rata Share of any Borrowing hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder. (d) No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make its Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder. Section 2.4 [Reserved]. Section 2.5 Optional Reduction and Termination of Commitments. (a) Unless previously terminated, all DDT A-1 Loan Commitments shall terminate on the DDT A-1 Commitment Termination Date. (b) Upon at least three (3) Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent (which notice may be contingent on another transaction), the Borrower may reduce the available DDT A-1 Loan Commitments in part or terminate the available DDT A-1 Loan Commitments in whole; provided, that (i) any partial reduction shall apply to reduce proportionately and permanently the DDT A-1 Loan

30 Commitments of each Lender, and (ii) any partial reduction pursuant to this Section 2.5 shall be in an amount of at least $1,000,000 and any larger multiple of $500,000. Section 2.6 Interest; Prepayments; Repayment of Loans. The DDT A-1 Loan shall bear interest, be prepaid and repayable in accordance with the terms of the Note and this Agreement. Section 2.7 Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice appropriate records evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain appropriate records in which shall be recorded (i) the DDT A-1 Loan Commitment of each Lender, (ii) the amount of each Loan made hereunder by each Lender, (iii) [reserved], (iv) [reserved], (v) the date and amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder in respect of the Loans and (vi) both the date and amount of any sum received by the Administrative Agent hereunder from the Borrower in respect of the Loans and each Lender’s Pro Rata Share thereof. The entries made in such records shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, that the failure or delay of any Lender or the Administrative Agent in maintaining or making entries into any such record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement. (b) At the request of any Lender at any time, the Borrower agrees that it will prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender in the form of Exhibit 2.7 (a “Note”). Section 2.8 [Reserved]. Section 2.9 [Reserved]. Section 2.10 [Reserved]. Section 2.11 Fees. The Borrower shall pay on the Closing Date and on each subsequent date described in the Fee Letter, to the Administrative Agent and its affiliates and the Lenders all fees in the Fee Letter that are due and payable on such date. Section 2.12 Computation of Interest and Fees. All interest and all fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of an interest rate or fee hereunder or under any other Loan Document shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes. Section 2.13 [Reserved]. Section 2.14 [Reserved].

31 Section 2.15 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes and (B) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes”); or (iii) impose on any Lender, any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender; and the result of any of the foregoing is to increase the cost to such Lender of making, converting into, continuing or maintaining a SOFR Loan or to increase the cost to such Lender or to reduce the amount received or receivable by such Lender hereunder or under any other Loan Document (whether of principal, interest or any other amount), then, from time to time, such Lender may provide the Borrower (with a copy thereof to the Administrative Agent) with written notice and demand with respect to such increased costs or reduced amounts, and within five (5) Business Days after receipt of such notice and demand, the Borrower shall pay to such Lender, as the case may be, such additional amounts as will compensate such Lender for any such increased costs incurred or reduction suffered. (b) If any Lender shall have determined that any Change in Law regarding capital or liquidity ratios or requirements has or would have the effect of reducing the rate of return on such Lender’s capital (or on the capital of the Parent Company of such Lender) as a consequence of its obligations hereunder to a level below that which such Lender or such Parent Company could have achieved but for such Change in Law (taking into consideration such Lender’s policies or the policies of such Parent Company with respect to capital adequacy and liquidity), then, from time to time, such Lender may provide the Borrower (with a copy thereof to the Administrative Agent) with written notice and demand with respect to such reduced amounts, and within five (5) Business Days after receipt of such notice and demand the Borrower shall pay to such Lender, such additional amounts as will compensate such Lender or such Parent Company for any such reduction suffered. (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender, or the Parent Company of such Lender specified in Sections 2.15(a) or 2.15(b) and describing the computation thereof shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive, absent manifest error. The Borrower shall pay any such Lender such amount or amounts within ten (10) Business Days after receipt thereof. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant

32 to the foregoing provisions of this Section 2.15 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). Section 2.16 Funding Indemnity. In the event of (a) the payment of any principal of a SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion or continuation of a SOFR Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure by the Borrower to borrow, prepay, convert or continue any SOFR Loan on the date specified in any applicable notice (regardless of whether such notice is withdrawn or revoked), then, in any such event, the Borrower shall compensate each Lender, within ten (10) Business Days after written demand from such Lender, for any loss, cost or expense attributable to such event. In the case of a SOFR Loan, such loss, cost or expense shall be deemed to include an amount determined by such Lender to be the excess, if any, of (A) the amount of interest that would have accrued on the principal amount of such SOFR Loan if such event had not occurred at Term SOFR applicable to such SOFR Loan for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such SOFR Loan) over (B) the amount of interest that would accrue on the principal amount of such SOFR Loan for the same period if Term SOFR were set on the date such SOFR Loan was prepaid or converted or the date on which the Borrower failed to borrow, convert or continue such SOFR Loan. A certificate as to any additional amount payable under this Section 2.16 submitted to the Borrower by any Lender (with a copy to the Administrative Agent) shall be conclusive, absent manifest error. Section 2.17 Taxes. (a) Defined Terms. For purposes of this Section 2.17, the term “applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Loan Parties. In addition, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) Business Days after demand therefor, for

33 the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.4(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.17(e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.17(g)(ii)(A), 2.17(g)(ii)(B) and 2.17(g) (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such

34 Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) an executed copy of IRS Form W-8ECI, (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 2.17-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN- E; or (iv) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.17-2 or Exhibit 2.17-3, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect

35 partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.17-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed copy of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.17(h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.17(h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.17(h) the payment of which would place the

36 indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.17(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 2.18 Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees, or of amounts payable under Sections 2.15, 2.16 or 2.17, or otherwise) prior to 12:00 noon on the date when due, in immediately available funds, free and clear of any defenses, rights of set-off, counterclaim, or withholding or deduction of taxes. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent by automatic payment arrangements to be agreed between the Administrative Agent and Borrower from time to time or at the Payment Office, except that payments pursuant to Sections 2.15, 2.16 and 2.17 and 11.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder or under any other Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be made payable for the period of such extension. All payments hereunder and under any other Loan Document shall be made in Dollars. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder or under any other Loan Document, such funds shall be applied as follows: first, to all fees and reimbursable expenses of the Administrative Agent then due and payable pursuant to any of the Loan Documents; second, to all reimbursable expenses of the Lenders then due and payable pursuant to any of the Loan Documents, pro rata to the Lenders based on their respective pro rata shares of such fees and expenses; third, to all interest and fees then due and payable hereunder and under any other Loan Document, pro rata to the Lenders based on their respective pro rata shares of such interest and fees; and fourth, to all principal of the Loans then due and payable hereunder and under any other Loan Document, pro rata to the parties entitled thereto based on their respective pro rata shares of such principal. (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans that would result in such Lender receiving payment of a greater proportion of the aggregate amount of its DDT A-1 Loans and accrued interest and fees thereon than the proportion received by any other Lender with respect to its DDT A-1 Loans, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the DDT A-1 Loans of other

37 Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective DDT A-1 Loans; provided, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 2.18(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its DDT A-1 Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 2.18(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount or amounts due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Base Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Section 2.19 Mitigation of Obligations. If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the sole judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable under Section 2.15 or Section 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all costs and expenses incurred by any Lender in connection with such designation or assignment. Section 2.20 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and in Section 11.2.

38 (ii) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.7 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments under the applicable facilities. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.20(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with the applicable Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III CONDITIONS PRECEDENT TO LOANS Section 3.1 Conditions To Effectiveness and the Initial Funding Hereunder. This Agreement and the obligations of the Lenders to make Loans on the Closing Date shall be effective upon satisfaction

39 of the following conditions precedent in each case in form and substance satisfactory to the Administrative Agent and each Lender: (a) Loan Documents. Receipt by the Administrative Agent of a counterpart of this Agreement and the other Loan Documents signed by or on behalf of each party hereto or thereto or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of such signed signature page) that such party has signed a counterpart of this Agreement and the other Loan Documents to which such party is a party. (b) Organization Documents; Resolutions and Certificates. Receipt by the Administrative Agent of: (i) a certificate of the Secretary or Assistant Secretary of each Loan Party, attaching and certifying copies of such Loan Party’s Organization Documents and resolutions of its board of directors (or equivalent governing body), authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party; and (i) certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of each Loan Party, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Loan Party. (c) Opinions of Counsel. Receipt by the Administrative Agent of favorable written opinions of counsel to the Loan Parties addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Loan Parties, the Loan Documents and the transactions contemplated therein in form and substance reasonably satisfactory to the Administrative Agent. (d) Officer’s Closing Certificate. Receipt by the Administrative Agent of a certificate, dated the Closing Date and signed by a Responsible Officer of the Borrower, certifying that (1) all representations and warranties of the Loan Parties set forth in this Agreement or the other Loan Documents are true and correct in all material respects, except that such representations and warranties that are qualified in this Agreement or such other Loan Document by reference to materiality or a Material Adverse Effect shall be true and correct in all respects, as of the Closing Date (or, if such representation or warranty makes reference to an earlier date, as of such earlier date), (2) no Event of Default or Default exists, (3) there has occurred no occurrence that would reasonably be expected to have cause a Material Adverse Effect since December 31, 2022 and (4) each of the Loan Parties has satisfied each of the closing conditions required to be satisfied by it hereunder. (e) Sources and Uses. Receipt by the Administrative Agent of a duly executed funds disbursement agreement, together with a report setting forth the sources and uses of the proceeds hereof. (f) Solvency. Receipt by the Administrative Agent of a certificate, dated the Closing Date and signed by a Responsible Officer of the Borrower, confirming that the Loan Parties are Solvent, taken as a whole, before and immediately after giving effect to the funding

40 of any DDT A-1 Loan on the Closing Date and the consummation of the other transactions contemplated herein. (g) Personal Property. Receipt by the Administrative Agent of the following: (i) searches of Uniform Commercial Code filings in the jurisdiction of formation of each Loan Party; (ii) [reserved]; (iii) [reserved]; (iv) [reserved]; (v) subject to Section 5.16, certificates of insurance issued on behalf of insurers of the Borrower and its Subsidiaries, describing in reasonable detail the types and amounts of liability insurance maintained by the Borrower and its Subsidiaries, and endorsements naming the Administrative Agent as additional insured; and (vi) [reserved]. (h) Advance Request. Receipt by the Administrative Agent of a duly executed and completed Advance Request with respect to any DDT A-1 Loan to be advanced on the Closing Date, together with copies of any supporting information as Administrative Agent may reasonably require in connection with such Advance Request and the contents thereof. (i) Refinancing of Existing Indebtedness. Receipt by the Administrative Agent of copies of duly executed payoff letters, in form and substance reasonably satisfactory to the Administrative Agent, together with: (i) evidence of payment in full of any Indebtedness of the Loan Parties that is not expressly permitted under this Agreement to remain outstanding after the Closing Date; (ii) UCC–3s, cancellations, releases, and/or other appropriate termination statements, each in form and substance satisfactory to the Administrative Agent, releasing all Liens on the Collateral that are not expressly permitted under the Agreement to remain in effect after the Closing Date, including, without limitation, all Liens granted under, or in connection with, any such Indebtedness referred to in the foregoing clause (i)(i); and (iii) any other cancellations, releases, terminations, and/or other documents, filings or recordations reasonably required by the Administrative Agent to evidence the payoff of any such Indebtedness referred to in clause (i)(i) above. (j) Patriot Act; Anti-Money Laundering Laws. At least three (3) days prior to the date of this Agreement, receipt by the Administrative Agent of all documentation and other information required by bank regulatory authorities or reasonably requested by the Administrative Agent or any Lender under or in respect of applicable “know your customer” and anti-money laundering laws including the Patriot Act and, if Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to Borrower, in each case to the extent requested of the Borrower at least ten (10) Business Days prior to the Closing Date. (k) Financial Statements. Receipt by the Administrative Agent of the (i) audited consolidated and consolidating balance sheets and related audited statements of income and stockholders’ equity and cash flows of the Borrower and its Subsidiaries for the Fiscal Years

41 ended December 31, 2022, (ii) unaudited consolidated and consolidating balance sheets and related unaudited statements of income and cash flows of the Borrower and its Subsidiaries for June 30, 2023 and for each subsequent interim quarterly period after June 30, 2023 that has ended at least forty-five (45) calendar days prior to the Closing Date, in the cases of clauses (i) and (ii) which have been prepared, in all material respects in accordance with GAAP, without the requirement to include footnote disclosure and other presentation items and subject to normal year-end adjustments. (l) Fees and Expenses. Receipt by the Administrative Agent of all fees due and payable thereto or to any Lender on or prior to the Closing Date and, to the extent invoiced at least two (2) Business Days in advance, all other amounts due and payable pursuant to any Fee Letter on or prior to the Closing Date. (m) Collateral Account. Confirmation of the Borrower’s deposit of One Hundred Million and No/100 Dollars ($100,000,000.00) into Archer Aviation Operating Corp.’s Money Market Account No. maintained with Synovus Bank (the “Collateral Account”). (n) SVB Consent. Receipt by the Administrative Agent of the SVB Consent on or prior to the Closing Date. Section 3.2 Conditions To Each Funding Hereunder. The obligation of each Lender to make a Loan after the Closing Date is subject to the satisfaction of the following conditions: (a) all representations and warranties of the Loan Parties set forth in Article IV of this Agreement and in the other Loan Documents shall then be true and correct in all material respects (or if qualified by materiality or a Material Adverse Change, in all respects) at the time of and immediately after giving effect to such Credit Event (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date); (b) no Event of Default or Default shall have occurred and be continuing at the time of and immediately after giving effect to such Credit Event; and (c) the Borrower shall have delivered a duly executed and completed Advance Request, together with copies of any supporting information as Administrative Agent may reasonably require in connection with such Advance Request and the contents thereof. Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Sections 3.2(a) and 3.2(b). ARTICLE IV REPRESENTATIONS AND WARRANTIES Each Loan Party represents and warrants to the Administrative Agent and each Lender as follows: Section 4.1 Existence; Power. Each of the Loan Parties and each of their Subsidiaries (a) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company, as applicable, under the Laws of the jurisdiction of its organization or incorporation, (b) has all requisite power and authority to carry on its business as now conducted, and (c) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, in the case of

42 this clause (c) only, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. Section 4.2 Organizational Power; Authorization; Enforceability. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action. This Agreement has been duly executed and delivered by each Loan Party, and constitutes, and each other Loan Document to which any Loan Party is party, when executed and delivered by such Loan Party, will constitute a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party party thereto, in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. Section 4.3 Governmental Approvals; No Conflicts. The execution, delivery and performance by each Loan Party of this Agreement, and by each Loan Party of the other Loan Documents to which it is a party (a) do not and will not require any consent or approval of, registration or filing with, notice to, or any action by, any Governmental Authority, except (i) those as have been obtained or made and are in full force and effect and (ii) filings necessary to perfect and maintain the perfection of the Liens created by the Collateral Documents, (b) do not and will not violate (i) the Organization Documents of any Loan Party or (ii) any Law applicable to any Loan Party or any of their Subsidiaries or any judgment, order, decree or ruling of any Governmental Authority, (c) do not and will not violate, conflict with, result in a breach or constitute (with due notice or lapse of time or both) a default under any indenture, agreement or other instrument binding on any Loan Party or any of their Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by any Loan Party or any of their Subsidiaries, (d) do not and will not result in the creation or imposition of any Lien on any asset or properties of any Loan Party or any of their Subsidiaries, except Liens (if any) created under the Loan Documents and (e) do not and will not require any approval of stockholders, members or partners or any approval or consent of any Person under any contractual obligation of any Loan Party or any of their Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to the Lenders. Section 4.4 Financial Statements. (a) The Borrower has furnished to each Lender (i) the Annual Financial Statements and (ii) the Interim Financial Statements. Such financial statements fairly present the consolidated financial condition of the Borrower and its Subsidiaries as of such dates and the consolidated results of operations for such periods in conformity with GAAP consistently applied, subject to year-end audit adjustments and the absence of footnotes in the case of the Interim Financial Statements. The financial statements delivered pursuant to Sections 5.1(a) and 5.1(b) have been prepared in accordance with GAAP and present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Borrower and its Subsidiaries as of the dates thereof and for the periods covered thereby. Since the date of the Annual Financial Statements, there have been no changes with respect to the Borrower and its Subsidiaries which have had or could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. (b) The unaudited consolidated and consolidating balance sheets and related unaudited statements of income and stockholders’ equity and cash flows of the Borrower and its Subsidiaries for June 30, 2023 (i) were prepared in accordance with GAAP consistently applied during the periods referred to therein, except as otherwise expressly indicated therein, including the notes thereto and (ii) fairly present in all material respects the financial condition

43 of the Borrower and its Subsidiaries as of the date thereof and for such period, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments and to any other adjustments described therein. Section 4.5 Litigation and Environmental Matters. (a) No litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of any Responsible Officer of the Loan Parties, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (ii) which in any manner draws into question the validity or enforceability of this Agreement or any other Loan Document. (b) Except with respect to any matters that, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. Section 4.6 Compliance with Laws and Agreements. (a) The Borrower and each Subsidiary is in compliance with (i) all applicable Laws and all applicable judgments, decrees and orders of any Governmental Authority and (ii) all indentures, agreements or other instruments binding upon it or its properties, except in the case of either clause (i) or clause (ii), as would not reasonably be expected to result in a Material Adverse Effect. Section 4.7 No Default. (a) No Loan Party nor any Subsidiary is in default under or with respect to any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. (b) No Default has occurred and is continuing. Section 4.8 Investment Company Act, Etc. Neither the Borrower nor any of its Subsidiaries is (a) an “investment company” or is “controlled” by an “investment company”, as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or (b) otherwise subject to any other regulatory scheme limiting its ability to incur debt or requiring any approval or consent from any Governmental Authority in connection therewith. Section 4.9 Taxes. The Borrower and its Subsidiaries have timely filed or caused to be filed all federal, state and other material tax returns required to be filed by them, and have paid all federal, state and other material taxes, assessments made against it or its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except (a) where the same are currently being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as the case may be, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in

44 respect of such taxes are adequate, and no tax liabilities that could be materially in excess of the amount so provided are anticipated. Section 4.10 Margin Regulations. None of the proceeds of any of the Loans will be used, directly or indirectly, for “purchasing” or “carrying” any “margin stock” with the respective meanings of each of such terms under Regulation U or for any purpose that violates the provisions of the Regulation T, U or X. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock”. Following the application of the proceeds of each Loan, not more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.2 or Section 7.6 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of a Lender relating to Material Indebtedness will be “margin stock”. Section 4.11 ERISA. Each Plan is in substantial compliance in form and operation with its terms and with ERISA and the Code (including, without limitation, the Code provisions compliance with which is necessary for any intended favorable tax treatment) and all other applicable laws and regulations. Each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code covering all applicable tax law changes, or is comprised of a master or prototype plan that has received a favorable opinion letter from the IRS, and nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of a Plan with no determination, nothing has occurred that would adversely affect the issuance of a favorable determination letter or otherwise adversely affect such qualification). No ERISA Event has occurred or is reasonably expected to occur. There exists no Unfunded Pension Liability with respect to any Plan. None of the Borrower, any of its Subsidiaries or any ERISA Affiliate is making or accruing an obligation to make contributions, or has, within any of the five calendar years immediately preceding the date this assurance is given or deemed given, made or accrued an obligation to make, contributions to any Multiemployer Plan. There are no actions, suits or claims pending against or involving a Plan (other than routine claims for benefits) or, to the knowledge of the Borrower, any of its Subsidiaries or any ERISA Affiliate, threatened, which would reasonably be expected to be asserted successfully against any Plan and, if so asserted successfully, would reasonably be expected either singly or in the aggregate to result in liability to the Borrower or any of its Subsidiaries. None of the Borrower, any of its Subsidiaries or any ERISA Affiliate have ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Plan subject to Section 4064(a) of ERISA to which it made contributions. Except as would not reasonably be expected to have a Material Adverse Effect, (a) each Non-U.S. Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, (b) all contributions required to be made with respect to a Non-U.S. Plan have been timely made, (c) neither the Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of, or withdrawal from, any Non-U.S. Plan and (d) the present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan, determined as of the end of the Borrower’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities. Section 4.12 Ownership of Property; Intellectual Property; Insurance. (a) The Borrower and each of its Subsidiaries has good title to, or valid leasehold interests in, all of its real and personal property material to the operation of its business,

45 including all such properties reflected in the Annual Financial Statements or the most recent audited consolidated balance sheet of the Borrower delivered pursuant to Section 5.1(a) or purported to have been acquired by the Borrower or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business or otherwise in compliance with the terms hereof), in each case free and clear of Liens not permitted by this Agreement, except to the extent failure to have such good title or valid leasehold interest could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except if the failure to do so could not reasonably be expected to have a Material Adverse Effect, all leases that individually or in the aggregate are material to the business or operations of the Borrower and its Subsidiaries are valid and subsisting and are in full force. (b) The Borrower and each of its Subsidiaries owns, or is licensed, or otherwise has the right, to use, all patents, trademarks, service marks, trade names, copyrights and other intellectual property that are necessary for the operation of their respective businesses, as currently conducted, unless the failure to own or benefit from such valid license or benefit from such rights to use could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and the use thereof by the Borrower and its Subsidiaries, to the knowledge of the Borrower, does not infringe in any material respect on the rights of any other Person. (c) The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies which are not Affiliates of the Borrower, in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Loan Party or any applicable Subsidiary operates. Section 4.13 Disclosure. (a) There are no facts known to any Loan Party (other than industry-wide risks normally associated with types of businesses conducted by the Loan Parties and matters of a general economic nature) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders. None of the reports (including without limitation all reports that any Loan Party is required to file with the SEC), financial statements, certificates or other information furnished by or on behalf of any Loan Party or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation or syndication of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading. (b) As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. Section 4.14 Labor Relations. There are (a) no strikes, lockouts or other material labor disputes or grievances against the Borrower or any of its Subsidiaries, or, to the knowledge of a Responsible Officer of the Borrower or any of its Subsidiaries, threatened in writing against or affecting the Borrower or any of its Subsidiaries, (b) no significant unfair labor practice, charges or grievances are pending against the Borrower or any of its Subsidiaries, or to the knowledge of a Responsible Officer of the Borrower or any of its Subsidiaries, threatened against any of them before any Governmental

46 Authority and (c) all material payments due from the Borrower or any its Subsidiary pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of the Borrower or any such Subsidiary, except (with respect to any matter specified in clauses (a) or (b) above, whether individually or in the aggregate) where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 4.15 Subsidiaries. Schedule 4.15 sets forth (a) the name of, the ownership interest of each Loan Party in, the jurisdiction of incorporation or organization of, and the type of, each Subsidiary and identifies each Subsidiary that is a Loan Party, in each case as of the Closing Date and (b) the authorized Capital Stock of each of the Borrower’s Subsidiaries as of the Closing Date. All issued and outstanding Capital Stock of each of the Subsidiaries is duly authorized and validly issued, fully paid, non-assessable, as applicable, and free and clear of all Liens other than those in favor of the Administrative Agent, for the benefit of the Secured Parties. All such securities were issued in compliance with all applicable state and federal Laws concerning the issuance of securities. As of the Closing Date, all of the issued and outstanding Capital Stock of each of the Subsidiaries is owned by the Persons and in the amounts set forth on Schedule 4.15. Except as set forth on Schedule 4.15, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights, commitments or other similar agreements or understandings for the purchase or acquisition of any Capital Stock of any of the Subsidiaries, and there are no membership interest or other Capital Stock of the any of the Subsidiaries outstanding which upon conversion or exchange would require the issuance by any of the Subsidiaries of any additional membership interests or other Capital Stock of any of the Subsidiaries or other securities convertible into, exchangeable for or evidencing the right to subscribe for a purchase, a membership interest or other Capital Stock of any of the Subsidiaries. Section 4.16 Solvency. After giving effect to the execution and delivery of the Loan Documents and the making of Loans under this Agreement, the Loan Parties are, taken as a whole, Solvent. Section 4.17 Business Locations; Taxpayer Identification Number; Deposit Accounts. Set forth on Schedule 4.17-1 is the chief executive office, U.S. taxpayer identification number and organizational identification number of each Loan Party as of the Closing Date. The exact legal name and state of organization of each Loan Party as of the Closing Date is as set forth on the signature pages hereto. Except as set forth on Schedule 4.17-2, no Loan Party has during the five years preceding the Closing Date (i) changed its legal name, (ii) changed its state of formation, or (iii) been party to a merger, consolidation or other change in structure. Section 4.18 Material Agreements. As of the Closing Date, the Borrower does not have any knowledge of any pending amendments or threatened termination of any of the Material Agreements (other than any amendments delivered to the Administrative Agent). As of the Closing Date, the Borrower has delivered to the Administrative Agent a true, complete and correct copy of each Material Agreement (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). Section 4.19 Sanctions and Anti-Corruption Laws. (a) None of the Borrower or any of its Subsidiaries or any of their respective directors or officers, nor, to the knowledge of the Loan Parties and their Subsidiaries, any employee, agent or affiliate thereof, is a Sanctioned Person. (b) The Borrower, its Subsidiaries and their respective directors and officers are in compliance with applicable Anti-Corruption Laws and applicable Sanctions. The Borrower and

47 its Subsidiaries have instituted and maintain policies and procedures designed to promote and achieve continued compliance with applicable Sanctions and Anti-Corruption Laws. (c) No proceeds of any Credit Event have been used, directly or indirectly, by the Borrower or any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 7.17. Section 4.20 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. Section 4.21 Operations. Each of the Borrower and its Subsidiaries has all requisite power and authority, to own and operate its properties and to carry on its businesses as now conducted and as proposed to be conducted. Section 4.22 Perfection of Security Interests in the Collateral. The Collateral Documents create valid security interests in, and Liens on, the property described in and subject to the lien-granting provisions of the Collateral Documents, which security interests and Liens are currently perfected security interests and Liens, prior to all other Liens other than Liens permitted under this Agreement. Section 4.23 Construction Budget. The Construction Budget accurately and completely sets forth the types and estimated maximum amounts of all the costs and fees which will be necessary for Borrower to comply with its obligations under the Loan Documents, including without limitation, to Borrower’s knowledge, all costs and expenses which will be necessary to construct the Construction Project. Section 4.24 Construction Contracts and Governmental Approvals. (a) All Governmental Approvals required for the construction and operation of the Construction Project either have been obtained or will be obtained prior to the time required for construction of the Construction Project from the applicable Governmental Authority having jurisdiction over the Construction Project. (b) The Governmental Approvals and the construction contracts are, or will be when issued or entered into, in full force and effect and there has been no default by the Borrower or, to the Borrower’s knowledge, the respective contractors thereunder and, to the Borrower’s knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute such a default thereunder. (c) The Borrower has not executed any prior assignments of, or in any way transferred or encumbered or created or permitted any lien upon or charge against, the construction contracts or the Governmental Approvals. Section 4.25 Construction Plans. (d) The Construction Plans submitted to the Administrative Agent are or will be the sole and exclusive plans, specifications and drawings to be used in connection with the construction of the Construction Project. (e) Except as disclosed to the Administrative Agent, there are no amendments, exhibits or addenda to such Construction Plans.

48 (f) The Construction Plans and the Construction Project constructed pursuant thereto will comply with all applicable Laws. ARTICLE V AFFIRMATIVE COVENANTS Each Loan Party covenants and agrees that so long as any Lender has a Commitment hereunder, any Obligation remains unpaid or outstanding, such Loan Party shall and shall cause each Subsidiary to: Section 5.1 Financial Statements and Other Information. Deliver to the Administrative Agent and each Lender: (a) as soon as available and in any event within 150 days after the end of each Fiscal Year (commencing with the Fiscal Year ended December 31, 2023, a copy of the annual audited report for such Fiscal Year for the Borrower and its Subsidiaries, containing a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and the related consolidated and consolidating statements of income or operations, changes in stockholders’ equity and cash flows (together with all footnotes thereto) of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case (commencing with the Fiscal Year ended December 31, 2023) in comparative form the figures for the previous Fiscal Year, all in reasonable detail and reported on by independent public accountants of nationally recognized standing or otherwise acceptable to the Administrative Agent (without a “going concern” or like qualification, exception or explanation and without any qualification or exception as to scope of such audit, except to the extent any qualification results solely from a current maturity of the Loans occurring within one (1) year from the time such opinion is delivered) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Borrower and its Subsidiaries for such Fiscal Year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated and consolidating financial statements has been made in accordance with generally accepted auditing standards accompanied by a copy of management’s discussion and analysis with respect to such annual financial statements; (b) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year (commencing with the Fiscal Quarter ending September 30, 2023), an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited consolidated and consolidating statements of income or operations, changes in stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and the then elapsed portion of such Fiscal Year, setting forth in each case (commencing with the Fiscal Quarter ending September 30, 2023) in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower’s previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, such consolidated and consolidating statements to be certified by a Responsible Officer of the Borrower as presenting fairly the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes accompanied by a copy of management’s discussion and analysis with respect to such quarterly financial statements;

49 (c) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and 5.1(b), a Compliance Certificate signed by the principal executive officer or the principal financial officer of the Borrower (i) certifying as to whether there exists a Default or Event of Default on the date of such certificate, and if a Default or an Event of Default then exists, specifying the details thereof and the action which the Borrower has taken or proposes to take with respect thereto, (ii) certifying as to whether the Borrower is in compliance with the covenants set forth in Section 5.15, (iii) stating whether any change in GAAP or the application thereof has occurred since the later of the date of the Annual Financial Statements and the date of the most recent financial statements delivered pursuant to Section 5.1(a), and if any change has occurred, specifying the effect of such change on the financial statements accompanying such Compliance Certificate and (iv) specifying any change in the identity of the Subsidiaries as of the end of such Fiscal Year or Fiscal Quarter from the Subsidiaries identified to the Lenders on the Closing Date or as of the most recent Fiscal Year or Fiscal Quarter, as the case may be; (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; (e) by no later than ninety (90) days after the first day of each fiscal year (commencing with the beginning of the calendar year 2024), an annual Budget of the Borrower and its Subsidiaries for such calendar year; (f) [reserved]; and (g) promptly following any request therefor, (i) such other information regarding the results of operations, business affairs and financial condition of the Borrower or any Subsidiary as the Administrative Agent may reasonably request and (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws. If at any time the Borrower is required to file periodic reports under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, Borrower may satisfy its obligation to deliver the financial statements referred to in Sections 5.1(a) and 5.1(b) by delivering such financial statements by electronic mail to such e-mail addresses as the Administrative Agent and Lenders shall have provided to Borrower from time to time. Notwithstanding the foregoing, the financial reporting obligations in this Section 5.1 may be satisfied by delivery of consolidated financial statements of any direct or indirect parent of the Borrower. The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that if requested in writing by the Administrative Agent, it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently

50 on the first page thereof; (x) by marking Borrower Materials “PUBLIC”, the Borrower shall be deemed to have authorized the Administrative Agent, any Affiliate thereof and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided that to the extent such Borrower Materials constitute confidential information, they shall be treated as set forth in Section 11.11); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. Section 5.2 Notices of Material Events. Furnish to the Administrative Agent and each Lender prompt written notice of the following: (a) promptly and, in any event, within three (3) Business Days of knowledge of the occurrence thereof, the occurrence of any Default or Event of Default; (b) promptly and, in any event, within seven (7) Business Days of receiving notice of, the filing or commencement of, or any material development in, any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of the Borrower, affecting any Loan Party or any Subsidiary or any of their respective assets, franchises or licenses which, if adversely determined, would reasonably be expected to result in a Material Adverse Effect; (c) promptly and, in any event, within ten (10) Business Days of knowledge of the occurrence thereof, the occurrence of any event or any other development by which the Borrower or any of its Subsidiaries (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) becomes subject to any Environmental Liability, (iii) receives notice of any claim with respect to any Environmental Liability, or (iv) becomes aware of any basis for any Environmental Liability and in each of the preceding clauses, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; (d) promptly and, in any event, within seven (7) Business Days after (A) the Borrower, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a certificate of a Responsible Officer of the Borrower describing such ERISA Event and the action, if any, proposed to be taken with respect to such ERISA Event and a copy of any notice filed with the PBGC or the IRS pertaining to such ERISA Event and any notices received by the Borrower, such Subsidiary or such ERISA Affiliate from the PBGC or any other governmental agency with respect thereto, and (B) becoming aware (1) that there has been an increase in Unfunded Pension Liabilities (not taking into account Plans with negative Unfunded Pension Liabilities) since the date the representations hereunder are given or deemed given, or from any prior notice, as applicable, (2) of the existence of any Withdrawal Liability, (3) of the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Borrower, any of its Subsidiaries or any ERISA Affiliate, or (4) of the adoption of any amendment to a Plan subject to Section 412 of the Code which results in a material increase in contribution obligations of the Borrower, any of its Subsidiaries or any ERISA Affiliate, a detailed written description thereof from a Responsible Officer of the Borrower;

51 (e) promptly and, in any event, within five (5) Business Days of knowledge of the occurrence thereof, the occurrence of any default or event of default, or the receipt by the Borrower or any of its Subsidiaries of any written notice of an alleged default or event of default, with respect to any Material Indebtedness of the Borrower or any of its Subsidiaries; (f) promptly and, in any event, within ten (10) Business Days of knowledge of the occurrence thereof, any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; (g) promptly and, in any event, within fifteen (15) Business Days of the occurrence thereof, any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification; (h) promptly and, in any event, within thirty (30) calendar days of the occurrence thereof (or such later date as the Administrative Agent may agree in its sole discretion), notice of any change (i) in any Loan Party’s legal name, (ii) in any Loan Party’s chief executive office or its principal place of business, (iii) in any Loan Party’s identity or legal structure, (iv) in any Loan Party’s federal taxpayer identification number or organizational number or (v) in any Loan Party’s jurisdiction of organization; and (i) promptly and, in any event, within ten (10) Business Days of receipt of notice of any complaint or other matter filed with or communicated to any Governmental Authority of which the Borrower and any of its Subsidiaries has knowledge which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, a certificate specifying the nature of such event, the period of existence thereof, and what action the Borrower and its Subsidiaries are taking and propose to take with respect thereto. Each notice delivered under this Section 5.2 shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Section 5.3 Existence; Conduct of Business. (a) Do or cause to be done all things necessary (i) to preserve, renew and maintain in full force and effect its legal existence and, (ii) to the extent that failure to do so would not reasonably be expected to result in a Material Adverse Effect, its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided, that nothing in this Section 5.3 shall prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.3; and (b) Engage in the business of the type conducted by the Borrower and its Subsidiaries on the date hereof and businesses reasonably related or reasonably ancillary thereto. Section 5.4 Compliance with Laws, Etc. Comply with all Laws applicable to its business and properties, including without limitation, all Environmental Laws, ERISA and OSHA, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

52 Section 5.5 Payment of Obligations. Pay and discharge at or before maturity, all of its obligations and liabilities (including without limitation all taxes, assessments and other governmental charges, levies and all other claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) in the case of a tax or claim which has or may become a Lien against the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such tax or claim. Section 5.6 Books and Records. Keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of the Borrower and its Subsidiaries in conformity with GAAP. Section 5.7 Visitation, Inspection, Etc. Permit any representative of the Administrative Agent (which may be accompanied by representatives of any of the Lenders), at the expense of the Administrative Agent and such Lenders unless an Event of Default has occurred and is continuing, to visit and inspect its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and, if an officer or other representative of the Borrower is present, with its independent certified public accountants, all at such reasonable times and as often as the Administrative Agent may reasonably request after reasonable prior notice to the Borrower, but, in any event, no more frequently than once per Fiscal Year; provided, if an Event of Default has occurred and is continuing, no prior notice shall be required. Section 5.8 Maintenance of Properties; Insurance. (a) Keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted; (b) Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations; (c) At all times following the Loan Parties’ satisfaction of Section 5.16 of this Agreement, shall name Administrative Agent as additional insured on all liability policies of the Borrower and its Subsidiaries (which policies shall be endorsed or otherwise amended to (i) obligate the insurer to provide at least twenty (20) calendar days prior written notice to the Administrative Agent of any cancellation or alteration of any such policy (or ten (10) calendar days prior written notice, solely in the case of cancellation as a result of non-payment of applicable insurance premiums) and (ii) to name the Administrative Agent as additional insured in form and substance reasonably satisfactory to the Administrative Agent); and (d) [reserved]. Section 5.9 Use of Proceeds. Use the proceeds of the DDT A-1 Loans to fund the Construction Project. Section 5.10 Additional Subsidiaries. If any Subsidiary (other than an Excluded Subsidiary) is acquired or formed after the Closing Date (or ceases to be an Excluded Subsidiary), promptly notify the

53 Administrative Agent and the Lenders thereof and, within forty-five (45) calendar days after any such Subsidiary is acquired or formed (or ceases to be an Excluded Subsidiary) (or such longer period which the Administrative Agent may agree in its sole discretion), if such Subsidiary is a Domestic Subsidiary, cause such Subsidiary to become a Guarantor. A Subsidiary (other than an Excluded Subsidiary) shall become an additional Guarantor by executing and delivering to the Administrative Agent a Guarantor Joinder Agreement in form and substance reasonably satisfactory to the Administrative Agent, accompanied by (a) all other Loan Documents required thereby, (b) certified copies of Organization Documents, appropriate authorizing resolutions of the board of directors of such Subsidiaries, and if requested in writing by the Administrative Agent, opinions of counsel comparable to those delivered pursuant to Section 3.1(c), and (c) such other documents as the Administrative Agent may reasonably request. Section 5.11 Further Assurances. (a) [Reserved]. (b) [Reserved]. (c) Control Agreements. Following the occurrence of an Event of Default under Section 8.1(r), cause the Collateral Account to be subject to the Collateral Account Control Agreement, provided, that, the Collateral Account Control Agreement, shall be held in escrow to be released and effectuated upon the occurrence of an Event of Default under Section 8.1(r) and the Loan Parties agree that the Administrative Agent shall be authorized to release and effectuate the Collateral Account Control Agreement in its sole discretion following the occurrence of an Event of Default under Section 8.1(r). (d) Insurance Endorsements. Deliver to the Administrative Agent endorsements as required by Section 5.8(c) within ninety (90) days (or such later date as the Administrative Agent may agree in its sole discretion) of the Closing Date. Section 5.12 Compliance Programs. The Borrower shall maintain for itself, the Subsidiaries and their respective employees and contractors a compliance program that is reasonably designed to provide effective internal controls that promote adherence to, prevent, and detect material violations of Laws (including Environmental Laws). Section 5.13 Banking Relationship. Borrower and its Subsidiaries shall establish and maintain banking depository and disbursement relationships with Synovus Bank, including maintaining all operating accounts, deposits, and treasury management services with Synovus Bank (other than Permitted Third Party Bank Products). Section 5.14 Construction Covenants. (a) Construction of Construction Project. (i) The Construction Project shall be completed in accordance with the Construction Plans, all applicable Laws, and all terms and conditions of the Loan Documents, without material deviation from the Construction Plans without the Administrative Agent’s prior written consent. (ii) The Borrower shall obtain all necessary Governmental Approvals for the Construction Project as and when required pursuant to the Construction Plans.

54 (b) Payment of Costs. The Borrower shall pay all Construction Costs and any other costs and/or expenses required for the completion of the Construction Project and the satisfaction of the conditions of the Construction Plans and this Agreement. (c) Correction of Defects. The Borrower shall correct any structural or material defect in the Construction Project or any material departure from the Construction Plans, it being understood and agreed that the advance of any Loan proceeds will not constitute a waiver of the Administrative Agent’s right to require compliance with this subsection with respect to any such defects or departures. Section 5.15 Synovus Bank Minimum Liquidity Covenant. So long as any Lender has a Commitment hereunder or any Obligation remains unpaid or outstanding (other than inchoate indemnity obligations), the Borrower and its Subsidiaries shall at all times satisfy the Synovus Bank Minimum Liquidity Covenant. Section 5.16 Post-Closing. The Administrative Agent, the Lenders and the Loan Parties each acknowledge and agree that (i) the conditions precedent specifically described in Section 3.1(g)(v), to each Lender’s obligation to make the Loans hereunder have not been met as of the Closing Date (the “Unmet Conditions Precedent”) and (ii) the Administrative Agent and the Lenders have agreed to make the Loans pursuant to the terms of this Agreement notwithstanding the Unmet Conditions Precedent, on the condition that the Loan Parties shall satisfy the Unmet Conditions Precedent within thirty (30) days of the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion). ARTICLE VI [RESERVED] ARTICLE VII NEGATIVE COVENANTS Each Loan Party covenants and agrees that so long as any Lender has a Commitment hereunder, any Obligation remains unpaid or outstanding, such Loan Party shall not, nor shall it permit any Subsidiary to, directly or indirectly: Section 7.1 Indebtedness. (a) Create, incur, assume or suffer to exist any Indebtedness, except the following (and in the case of the following clauses (ii) (solely with respect to the Permitted Refinancing thereof), (iii), (vi), (viii), (xii), (xiv), (xviii), (xix), and (xxi), solely to the extent constituting Permitted Third Party Bank Products): (i) Indebtedness created pursuant to the Loan Documents; (ii) Indebtedness of any Loan Party or any of its Subsidiaries existing on the Closing Date and set forth on Schedule 7.1 and any Permitted Refinancing thereof, provided, however, that a Permitted Refinancing of the SVB Indebtedness shall not be permitted under this clause (ii);

55 (iii) Indebtedness in respect of Capital Lease Obligations, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets; provided that the aggregate amount of all such Indebtedness at any time outstanding shall not exceed $[***]; (iv) Indebtedness of the Borrower owing to any Subsidiary and of any Subsidiary owing to the Borrower or any other Subsidiary; provided, that any such Indebtedness that is owed by (A) a Subsidiary that is not a Loan Party shall be subject to Section 7.4 and (B) a Loan Party to a non-Loan Party shall be subordinated to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent; (v) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary; provided, that Guarantees by any Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 7.4; (vi) hedging Obligations permitted by Section 7.10; (vii) Indebtedness in respect of or guarantee of performance bonds, bid bonds, appeal bonds, surety bonds, performance and completion guarantees, workers’ compensation claims and banker’s acceptances, warehouse receipts or similar instruments and similar obligations (other than in respect of other Indebtedness for borrowed money) in each case provided in the ordinary course of business and consistent with past practice; (viii) Permitted Third Party Bank Products, cash management obligations and other Indebtedness in respect of netting services, overdraft protection and similar arrangements, in each case, in connection with cash management and deposit accounts maintained in the ordinary course of business; (ix) to the extent constituting Indebtedness, take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business and consistent with past practice; (x) to the extent constituting Indebtedness, obligations arising from agreements providing for indemnification, purchase price adjustments or similar obligations (other than Earnout Obligations), in each case incurred or assumed in connection with the acquisition or disposition of any business or assets permitted under this Agreement; (xi) to the extent constituting Indebtedness, Guarantees in the ordinary course of business of the obligations (other than Indebtedness for borrowed money) of suppliers, customers, franchisees and licensees of the Borrower and its Subsidiaries; (xii) Bank Product Obligations; (xiii) deferred consideration under any Permitted Acquisition; (xiv) working capital credit facilities in an aggregate amount not exceeding $[***];

56 (xv) convertible notes or similar instruments that convert into shares of capital stock issued by the Borrower; (xvi) customer deposits and advance payments received in the ordinary course of business; (xvii) to the extent constituting Indebtedness, deferred obligations to pay insurance premiums insuring assets or businesses of a Loan Party or its Subsidiaries; (xviii) Indebtedness incurred in connection with letters of credit that are secured solely by cash or Cash Equivalents and issued on behalf of any Loan Party or its Subsidiaries; (xix) Indebtedness incurred in connection with corporate credit cards in the ordinary course of business; (xx) Indebtedness in the form of intercompany receivables and payables: (i) among Loan Parties; (ii) among Foreign Subsidiaries; (iii) among Foreign Subsidiaries and Loan Party to the extent corresponding to an Investment permitted pursuant to Section 7.4; and (iv) Indebtedness consisting of intercompany journal entries made in connection with cost sharing, cost-plus or transfer pricing transactions among the Borrower and its Subsidiaries; (xxi) unsecured Indebtedness in an aggregate principal amount not to exceed the Threshold Amount at any time outstanding; and (xxii) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in Section 7.1(a)(i) through Section 7.1(a)(xxi). Section 7.2 Negative Pledge. Create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired or, except: (a) Liens securing the Obligations pursuant to the Loan Documents; (b) Permitted Encumbrances; (c) any Liens on any property or assets of any Loan Party or its Subsidiaries existing on the Closing Date set forth on Schedule 7.2; provided, that such Lien shall not apply to any other property or asset of such Loan Party or any of its Subsidiaries; (d) Liens securing Indebtedness permitted under Section 7.1(a)(iii); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost of the property being acquired on the date of acquisition; (e) Liens granted by a Subsidiary that is not a Loan Party in favor of any Loan Party, Liens granted by a Subsidiary that is not a Loan Party in favor of a Subsidiary that is not a Loan Party and Liens granted by a Loan Party in favor of any other Loan Party;

57 (f) Liens (i) of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon, (ii) in favor of a banking or other financial institution arising as a matter of law or contract encumbering deposits or other funds maintained with a financial institution (including netting arrangements or the right of set off) and which are within the general parameters customary in the banking industry and (iii) encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts, in each case incurred in the ordinary course of business, not for speculative purposes and not in connection with the incurrence of Indebtedness for borrowed money, provided that, any such Lien shall only extend to deposits and assets in possession of such secured party; (g) Liens representing (i) any interest or title of a licensor, lessor or sublicensor or sublessor under any lease or license permitted by this Agreement, (ii) any Lien or restriction that the interest or title of such lessor, licensor, sublessor or sublicensor may be subject to, or (iii) the interest of a licensee, lessee, sublicensee or sublessee arising by virtue of being granted a license or lease permitted by this Agreement, in each case not interfering in any material respect with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole; (h) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business permitted by this Agreement; (i) the filing of UCC financing statements solely as a precautionary measure or required notice in connection with operating leases or consignment of goods; (j) Liens (i) attaching solely to cash advances and cash earnest money deposits in connection with Investments permitted under Section 7.4 or (ii) consisting of an agreement to dispose of any property in a disposition permitted hereunder; (k) Liens on insurance policies and the proceeds thereof granted in the ordinary course of business to secure the financing of insurance premiums with respect thereto; (l) Liens encumbering deposits made to secure obligations arising from contractual or warranty requirements in the ordinary course of business; (m) Liens (i) in favor of customs and revenue authorities to secure payment of customs duties in connection with the importation of goods or (ii) on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (n) Liens of bailees in the ordinary course of business; (o) utility and similar deposits in the ordinary course of business; (p) Liens disclosed as exceptions to coverage in title policies and endorsements with respect to any real property, in each case approved by the Administrative Agent;

58 (q) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the incurrence of Indebtedness for borrowed money, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Loan Party to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or the other Loan Parties, (iii) relating to any Permitted Third Party Bank Products, or (iv) relating to purchase orders and other agreements entered into by the Borrower or any Subsidiary in the ordinary course of business; (r) Liens arising by operation of Law in the United States under Article 2 of the UCC in favor of a reclaiming seller of goods or buyer of goods; (s) Liens and privileges arising mandatorily by Law not otherwise described in this Section 7.2; (t) ground leases entered into in the ordinary course of business in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located; (u) (i) zoning, building, entitlement and other land use regulations by Governmental Authorities with which the normal operation of the business complies, and (ii) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole; (v) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business permitted by this Agreement; (w) any judgment Lien or Lien arising from decrees or attachments not constituting an Event of Default; (x) Liens on cash collateral securing reimbursement obligations in respect of Indebtedness permitted under Section 7.1(a)(xviii); (y) Liens securing Indebtedness permitted under Sections 7.1(a)(xiii) or 7.1(a)(xiv) so long as such Liens do not apply to the Collateral; and (z) other Liens securing other obligations to the extent permitted hereby not to exceed $[***] in an aggregate principal amount at any time outstanding. Section 7.3 Fundamental Changes; Conduct of Business. (a) Merge into or consolidate into any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve; provided, that (1) if at the time thereof and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing (i) the Borrower or any Subsidiary may merge with a Person pursuant to a Permitted Acquisition if the Borrower (or such Subsidiary if the Borrower is not a party to such merger) is the surviving Person, (ii) any Subsidiary may merge into another Subsidiary; provided, that if any party to such merger is a Guarantor, the Guarantor shall be the surviving Person and (iii) any Subsidiary (other than a Guarantor) may liquidate or dissolve if the

59 Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a Wholly-Owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 7.4, (2) (i) any Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Subsidiary that is not a Loan Party, (ii) any Subsidiary may liquidate or dissolve, so long as its remaining assets, if any, are transferred to another Subsidiary; provided that if the transferor in such a transaction is a Guarantor, then (i) the transferee must be a Guarantor or the Borrower or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Subsidiary which is not a Loan Party in accordance with Section 7.4 and Section 7.1, respectively and (iii) any Subsidiary may change its legal form (subject to compliance with Section 5.2(h)) if, with respect to clauses (ii) and (iii), the Borrower reasonably determines in good faith that such action is in the best interest of the Borrower and its Subsidiaries and is not materially disadvantageous to the Lenders (it being understood that in the case of any change in legal form, a Subsidiary that is a Guarantor will remain a Guarantor unless such Guarantor is otherwise permitted to cease being a Guarantor hereunder), and (3) any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided that if the transferor in such a transaction is the Borrower or a Guarantor, then (i) the transferee must be a Guarantor or the Borrower or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Subsidiary which is not a Loan Party in accordance with Section 7.4 and Section 7.1, respectively. (b) Engage in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date hereof and businesses reasonably related or reasonably incidental or ancillary thereto. Section 7.4 Investments, Loans, Etc. Make any Investment, except (a) Investments existing on the date hereof and set forth on Schedule 7.4 (including Investments in Subsidiaries); (b) Cash Equivalents; (c) Guarantees by Borrower or any Subsidiary constituting Indebtedness permitted by Section 7.1; (d) loans or advances to employees, officers or directors of the Borrower or any Subsidiary in the ordinary course of business for travel, relocation and related expenses; provided, that the aggregate amount of all such loans and advances does not exceed $[***] in the aggregate at any time outstanding; (e) Hedging Transactions permitted by Section 7.10; (f) Permitted Acquisitions; (g) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

60 (h) Investments of any Person existing at the time such Person becomes a Subsidiary or consolidates, amalgamates or merges with the Borrower or any Subsidiary (including in connection with an Acquisition or other Investment permitted hereunder); provided that such Investment was not made in contemplation of such Person becoming a Subsidiary or such consolidation, amalgamation or merger; (i) Investments resulting from pledges or deposits described in clauses (c) or (d) of the definition of the term “Permitted Encumbrance”; (j) receivables or other trade payables owing to the Borrower or any Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, provided that such trade terms may include such concessionary trade terms as the Borrower or such Subsidiary deems reasonable under the circumstances; (k) Investments in deposit accounts and securities accounts solely for Cash Equivalents opened in the ordinary course of business; (l) Investments consisting of cash earnest money deposits in connection with a Permitted Acquisition or other Investment permitted hereunder; (m) Investments consisting of endorsements for collection or deposit in the ordinary course of business; (n) Guarantee obligations of the Borrower or any Subsidiary in respect of letters of support, guarantees or similar obligations issued, made or incurred for the benefit of any Subsidiary to the extent required in connection with any statutory filing or the delivery of audit opinions performed in jurisdictions other than within the United States; (o) Guarantees by the Borrower or any Subsidiary of leases of real property (other than Capital Lease Obligations), contracts, or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (p) loans to employees, officers or directors relating to the purchase of equity securities of Borrower pursuant to employee stock purchase plans or agreements approved by the Borrower’s board of directors; (q) Investments (i) among Loan Parties; (ii) among Foreign Subsidiaries; (iii) among Foreign Subsidiaries or joint venture entity and Loan Party (A) to the extent funded with the proceeds of the issuance of (x) capital stock of the Borrower or (y) convertible notes or similar instruments that convert into shares of capital stock issued by the Borrower, or (B) otherwise, in an aggregate amount not exceed $[***] per fiscal year plus interest accrued thereon; and (iv) to the extent constituting an Investment, cost sharing, cost-plus or transfer pricing transactions among the Borrower and its Subsidiaries entered into in the ordinary course of business; (r) other Investments permitted by the Borrower’s investment policy delivered to the Administrative Agent, as amended from time to time, so long as such investment policy has been approved by the Administrative Agent in advance in its reasonable discretion; and

61 (s) other Investments which in the aggregate in any Fiscal Year do not exceed the Threshold Amount. Section 7.5 Restricted Payments. Declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment; provided, that the Borrower and any Subsidiary may declare or make, directly or indirectly: (a) dividends payable by the Borrower or any Subsidiary solely in shares of any class of its common stock; (b) Restricted Payments made by any Subsidiary to Persons that own Capital Stock in such Subsidiary, on a pro rata basis according to their respective holdings of such Capital Stock; (c) cashless exercises of options and warrants; (d) the making of cash payments in lieu of the issuance of fractional shares upon the conversion of convertible securities (or in connection with the exercise of warrants or similar securities); (e) repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans; (f) repurchases, redemptions or cancellations of equity interests or rights in respect thereof granted to (or make payments on behalf of) directors, officers, employees or other providers of services to the Obligors and the Subsidiaries in an amount required to satisfy tax withholding obligations relating to the vesting, settlement or exercise of such equity interests or rights; and (g) other Restricted Payments in addition to those provided above in this Section 7.5, so long as no Event of Default shall exist immediately before or immediately after giving effect to any such Restricted Payment. Section 7.6 Sale of Assets. Make any Asset Sale, except for: (a) dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) an amount equal to the Net Cash Proceeds of such disposition are promptly applied to the purchase price of such replacement property; (b) Liens permitted by Section 7.2 and issuances of Capital Stock permitted by Sections 7.8, in each case, other than by reference to this Section 7.6(b); (c) dispositions of property to Persons other than Subsidiaries (including (x) the sale or issuance of Capital Stock in a Subsidiary and (y) any sale and leaseback) not otherwise permitted under this Section 7.6, so long as: (i) such disposition is made for fair market value and (ii) with respect to any disposition pursuant to this Section 7.6(c) (A) the Borrower or a Subsidiary shall receive not less than seventy-five percent (75.0%) of such consideration in the form of cash or Cash Equivalents, and (B) the Net Cash Proceeds of such Asset Sale are used to prepay the DDT A-1 Loans in accordance with Section 2.9(a);

62 (d) dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (e) dispositions of any assets (including Capital Stock) (i) acquired in connection with any Permitted Acquisition or other Investment permitted hereunder, which assets are not used or useful to the core or principal business of the Borrower and the Subsidiaries and (ii) made to obtain the approval of any applicable antitrust authority in connection with a Permitted Acquisition; and (f) transfers of condemned property as a result of the exercise of “eminent domain” or other similar powers to the respective Governmental Authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise), and transfers of property arising from foreclosure or similar action or that have been subject to a casualty to the respective insurer of such real property as part of an insurance settlement. Section 7.7 Transactions with Affiliates. Sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions taken as a whole substantially at least as favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrower and its Subsidiaries or between the Subsidiaries of the Borrower, in each case to the extent permitted by Section 7.4, (c) any Restricted Payment permitted by Section 7.5, and (d) cost sharing, cost-plus or transfer pricing transactions among the Borrower and its Subsidiaries. Section 7.8 Restrictive Agreements. Enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired or (b) the ability of the Borrower or any Subsidiary to pay dividends or other distributions with respect to its Capital Stock, to make or repay loans or advances to the Borrower or any other Subsidiary, to Guarantee Indebtedness of the Borrower or any other Subsidiary or to transfer any of its property or assets to the Borrower or any Subsidiary of the Borrower; provided, that (i) the foregoing shall not apply to restrictions or conditions imposed by Law or by this Agreement or any other Loan Document, (ii) the foregoing shall not apply to customary restrictions and conditions (and any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement expands the scope of any such restriction or condition) contained in agreements relating to the sale of a Subsidiary or any assets of the Loan Parties or any Subsidiary, in each case pending such sale; provided such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder, (iii) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness or Capital Lease Obligations permitted by this Agreement so long as such restrictions and conditions apply only to the property or assets securing such Indebtedness, (iv) clause (a) shall not apply to customary provision in leases, licenses and other contracts restricting the assignment thereof, (v) the foregoing shall not apply to any restrictions on cash or other deposits imposed by agreements entered into in the ordinary course of business; (vi) the foregoing shall not apply to any restrictions regarding licensing or sublicensing by the Borrower and its Subsidiaries of IP Rights in the ordinary course of business; (vii) the foregoing shall not apply to any restrictions that arise in connection with cash escrow or other deposits permitted under Section 7.2 and Section 7.4; (viii) the foregoing shall not apply to restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (ix) the foregoing shall not apply to restrictions on any Foreign Subsidiary by the terms of any Indebtedness of such Foreign Subsidiary permitted to be incurred under this Agreement if such limitations only apply to the assets or property of such Foreign Subsidiary, and (x)

63 the foregoing shall not apply to restrictions on any non-Wholly-Owned Subsidiary if such limitations only apply to the assets or property of such non-Wholly-Owned Subsidiary. Section 7.9 [Reserved]. Section 7.10 Hedging Transactions. Enter into any Hedging Transaction, other than Hedging Transactions entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities. Section 7.11 Legal Name, State of Formation and Form of Entity. Change its name, state of formation or form of organization without providing notice as required pursuant to Section 5.2(h). Section 7.12 Amendment to Organization Documents and Material Documents. Amend, modify or waive any of its rights in a manner materially adverse to the Lenders or any Loan Party under its Organization Documents. Section 7.13 Material Indebtedness Payments and Extensions. (a) Pay, prepay, redeem, purchase, defease, or otherwise satisfy, in any manner, any Material Indebtedness (“Material Indebtedness Payments”), except for: (i) Material Indebtedness Payments with respect to Material Indebtedness of any Subsidiary that is not a Loan Party to any Loan Party or any other Subsidiary; (ii) Material Indebtedness Payments with respect to Material Indebtedness of any Loan Party to any other Loan Party; (iii) Material Indebtedness Payments consisting of regularly scheduled payments of principal and interest, in each case, required to be made under the applicable Material Indebtedness); (iv) to the extent constituting Material Indebtedness, Capital Lease Obligations; and (v) Material Indebtedness Payments with respect to the SVB Indebtedness; or (b) Extend the maturity date of the SVB Indebtedness. Section 7.14 [Reserved]. Section 7.15 Government Regulation. (a) Be or become subject at any time to any law, regulation or list of any Governmental Authority of the United States (including, without limitation, the OFAC list) that prohibits or limits the Lenders or the Administrative Agent from making any advance or extension of credit to the Borrower or from otherwise conducting business with the Loan Parties, or (b) fail to provide documentary and other evidence of the identity of the Loan Parties as may be requested by the Lenders or the Administrative Agent at any time to enable the Lenders or the Administrative Agent to verify the identity of the Loan Parties or to comply with any applicable Law or regulation, including, without limitation, Section 326 of the Patriot Act at 31 U.S.C. Section 5318. Section 7.16 [Reserved]. Section 7.17 Use of Proceeds. (a) Use any part of the proceeds of any Loan, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulations T, U or X. (b) Request any Borrowing, or use or allow its respective directors, officers, employees and agents to use, the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else

64 of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party. Section 7.18 Collateral Account. Withdraw any funds from or close (or request or attempt to withdraw any funds from or close) the Collateral Account, provided, that, any Loan Party may withdraw or request to withdraw funds from the Collateral Account to the extent that the remaining balance of the Collateral Account will be greater than or equal to the Minimum Required Threshold after giving effect to such withdrawal. ARTICLE VIII EVENTS OF DEFAULT Section 8.1 Events of Default. If any of the following events (each an “Event of Default”) shall occur: (a) any Loan Party shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise; or (b) any Loan Party shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount payable under Section 8.1(a)) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days; or (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document (including the Schedules attached thereto) and any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to the Administrative Agent or the Lenders by the Borrower or its Subsidiaries or any representative of any Loan Party pursuant to or in connection with this Agreement or any other Loan Document shall prove to be incorrect in any material respect (other than a representation or warranty that is expressly qualified by a Material Adverse Effect or materiality, in which case such representation or warranty shall prove to be incorrect in all respects) when made or deemed made or submitted; or (d) any Loan Party shall fail to observe or perform any covenant or agreement contained in Section 5.1(a), (b) and (c), 5.2, 5.3(a)(i), 5.7, 5.9, 5.10 or Article VII; or (e) any Loan Party shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those referred to in Sections 5.15, 8.1(a), (b) and (d)) or any other Loan Document, and such failure shall remain unremedied for thirty (30) days after the earlier of (i) any Responsible Officer of any Loan Party becomes aware of such failure, or (ii) notice thereof shall have been given to any Loan Party by the Administrative Agent or any Lender; or (f) (i) the Borrower or any Subsidiary (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of, or premium or interest on, any Material Indebtedness that is outstanding, when and as the same shall become due and payable (whether

65 at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing or governing such Material Indebtedness; or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to such Material Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Material Indebtedness; or (iii) any such Material Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Material Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; provided that so long as the Administrative Agent has not exercised any remedies under this Agreement, any Event of Default under this Section 8.1(f) shall be immediately cured and no longer continuing (without any action on the part of the Administrative Agent, any Lender or otherwise) as and when any such failure (x) is remedied by the Borrower or the applicable Subsidiary such that there is no longer a payment default or other condition with respect to such Material Indebtedness that would constitute an “event of default” (or similar term or concept) under the documents governing such Material Indebtedness or otherwise give such holder(s) the right to accelerate or demand payment under the documents governing such Material Indebtedness or (y) is waived (including in the form of amendment) by the requisite holders of the applicable item of Material Indebtedness in accordance with the documentation governing such Material Indebtedness; or (g) the Borrower or any Subsidiary shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 8.1(h), (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower or any such Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar Law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or (i) the Borrower or any Subsidiary shall become unable to pay, shall admit in writing its inability to pay, or shall fail to pay, its debts as they become due; or (j) an ERISA Event shall have occurred that, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to the Borrower and its Subsidiaries in an aggregate amount exceeding the Threshold Amount; or

66 (k) any final, non-appealable judgment or order for the payment of money in excess of the Threshold Amount (to the extent not covered by insurance as to which the applicable insurance company has been notified of the claim and has confirmed coverage), individually or in the aggregate, shall be rendered against the Borrower or any Subsidiary, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of sixty (60) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or (l) any non-monetary judgment or order shall be rendered against the Borrower or any Subsidiary that could reasonably be expected to have a Material Adverse Effect, and there shall be a period of sixty (60) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or (m) a Change in Control shall occur or exist; or (n) any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect or ceases to give the Administrative Agent any material part of the Liens purported to be created thereby; or the Borrower or any Subsidiary or any other Person contests in any manner the validity or enforceability of any Loan Document; or (o) the Borrower or any Subsidiary denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document (other than in accordance with the terms of the Loan Documents); or (p) the Borrower or any Subsidiary shall receive or have been issued notice of the termination for default or the actual termination for default of any Material Agreement, which termination could reasonably be expected to have a Material Adverse Effect; or (q) the occurrence of any Recovery Event in excess of the Threshold Amount (to the extent not covered by insurance), individually or in the aggregate, shall occur with respect to the assets of the Borrower or any Subsidiary; or (r) any Loan Party shall fail to observe or perform any covenant or agreement contained in Section 5.15; provided, that, to the extent that the balance of cash in the Collateral Account is equal to or greater than the Minimum Required Threshold but less than the amount required to satisfy the Synovus Bank Minimum Liquidity Covenant, the Borrower shall have three (3) Business Days to cause the balance of cash in the Collateral Account to be greater than or equal to an amount that will satisfy the Synovus Bank Minimum Liquidity Covenant. then, and in every such event (other than an event with respect to the Borrower described in Sections 8.1(g), 8.1(h) or 8.1(i)) and at any time thereafter during the continuance of such event, the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, whereupon the Commitment of each Lender shall terminate immediately, (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become, due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (iii) exercise all remedies contained in any other Loan Document, including, without limitation, release from escrow and effectuate

67 the Collateral Account Control Agreement (such date the Collateral Account Control Agreement becomes effective pursuant to this Agreement, the “DACA Effective Date”) solely with respect to the occurrence of an Event of Default specified in Section 8.1(r), and (iv) exercise any other remedies available at Law or in equity; and that, if an Event of Default specified in Sections 8.1(g), 8.1(h) or 8.1(i) shall occur, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, and all fees, and all other Obligations shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Section 8.2 Application of Funds. After the exercise of remedies provided for in Section 8.1 (or immediately after an Event of Default specified in either Sections 8.1(g), 8.1(h) or 8.1(i)), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: (a) first, to the reimbursable expenses of the Administrative Agent incurred in connection with such sale or other realization upon the Collateral, until the same shall have been paid in full; (b) second, to the fees, all amounts owed pursuant to Erroneous Payment Subrogation Rights, and other reimbursable expenses of the Administrative Agent then due and payable pursuant to any of the Loan Documents, until the same shall have been paid in full; (c) third, to all reimbursable expenses, if any, of the Lenders then due and payable pursuant to any of the Loan Documents, until the same shall have been paid in full; (d) fourth, to payment of all accrued and unpaid interest on the DDT A-1 Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (d) payable to them, until the same shall have been paid in full; (e) fifth, to (i) the aggregate outstanding principal amount of the DDT A-1 Loans (allocated among the Lenders holding DDT A-1 Loans in respect of their Pro Rata Shares), (ii) payment of breakage, termination or other amounts owing in respect of any Hedging Obligations between the Borrower or any of its Subsidiaries and any Lender-Related Hedge Provider, to the extent such Hedging Obligations are permitted hereunder, (iii) payments of amounts due in respect of any Bank Product Obligations between the Borrower or any of its Subsidiaries and any Bank Product Provider, allocated pro rata among any Lender, any Lender-Related Hedge Provider and any Bank Product Provider, based on their respective Pro Rata Shares of the aggregate amount of such Hedging Obligations and Bank Product Obligations, until the same shall have been paid in full; and (f) sixth, to the extent any proceeds remain, to the Borrower or other parties lawfully entitled thereto. All amounts allocated pursuant to the foregoing clauses third through fifth to the Lenders as a result of amounts owed to the Lenders under the Loan Documents shall be allocated among, and distributed to, the Lenders pro rata based on their respective Pro Rata Shares. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with

68 respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.2. Notwithstanding the foregoing, Hedging Obligations and Bank Product Obligations may be excluded from the application described above without any liability to the Administrative Agent, if the Administrative Agent has not received written notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Lender-Related Hedge Provider or Bank Product Provider. Each Lender-Related Hedge Provider and Bank Product Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto. ARTICLE IX THE ADMINISTRATIVE AGENT Section 9.1 Appointment of Administrative Agent. (a) Each Lender irrevocably appoints Synovus Bank as the Administrative Agent and authorizes it to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder or under the other Loan Documents by or through any one or more sub-agents or attorneys-in-fact appointed by the Administrative Agent. The Administrative Agent and any such sub-agent or attorney-in-fact may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions set forth in this Article IX shall apply to any such sub-agent, attorney-in-fact or Related Party and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. (b) It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties. Section 9.2 Nature of Duties of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.2); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender

69 in violation of any Debtor Relief Law; and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it, its sub-agents or its attorneys-in-fact with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.2) or in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non- appealable judgment. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents or attorneys-in-fact except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof (which notice shall include an express reference to such event being a “Default” or “Event of Default” hereunder) is given to the Administrative Agent by the Borrower or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements, or other terms and conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent may consult with legal counsel (including counsel for the Borrower) concerning all matters pertaining to such duties. Section 9.3 Lack of Reliance on the Administrative Agent. Each of the Lenders acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lenders also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking any action under or based on this Agreement, any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Section 9.4 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Administrative Agent shall be entitled to refrain from such act or taking such act unless and until it shall have received instructions from such Lenders, and the

70 Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement. Section 9.5 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, posting or other distribution) believed by it to be genuine and to have been signed, sent or made by the proper Person. The Administrative Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts. Section 9.6 The Administrative Agent in its Individual Capacity. The bank serving as the Administrative Agent shall have the same rights and powers under this Agreement and any other Loan Document in its capacity as a Lender as any other Lender and may exercise or refrain from exercising the same as though it were not the Administrative Agent; and the terms “Lenders”, “Required Lenders”, or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The bank acting as the Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not the Administrative Agent hereunder. Section 9.7 Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, subject to approval by the Borrower provided that no Default or Event of Default shall exist at such time. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States or any state thereof or a bank which maintains an office in the United States. (b) Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. If, within 45 days after written notice is given of the retiring Administrative Agent’s resignation under this Section 9.7, no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent’s resignation shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time as the Required Lenders appoint a successor Administrative Agent as provided above. After any retiring Administrative Agent’s resignation hereunder, the provisions of this Article IX shall continue in effect for the benefit of such retiring Administrative Agent and its representatives

71 and agents in respect of any actions taken or not taken by any of them while it was serving as the Administrative Agent. Section 9.8 Withholding Tax. To the extent required by any applicable Law, the Administrative Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding tax. If the IRS or any authority of the United States or any other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses. Section 9.9 Administrative Agent May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and its agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 11.3) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; (b) Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 11.3. (c) Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

72 Section 9.10 Authorization to Execute Other Loan Documents. Each Lender hereby authorizes the Administrative Agent to execute on behalf of all Lenders all Loan Documents (including, without limitation, the Collateral Documents and any subordination agreements) other than this Agreement. Section 9.11 Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion: (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 11.2; and (b) to release any Loan Party from its obligations under the applicable Collateral Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Loan Party from its obligations under the applicable Collateral Documents pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent is authorized, at the Borrower’s expense, to execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of the Collateral from the Liens granted under the applicable Collateral Documents, or to release such Loan Party from its obligations under the applicable Collateral Documents, in each case in accordance with the terms of the Loan Documents and this Section 9.11. Section 9.12 [Reserved]. Section 9.13 Right to Realize on Collateral and Enforce Guarantee. Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any portion of the Collateral or to enforce the Collateral Documents, it being understood and agreed that all powers, rights and remedies hereunder and under the Collateral Documents may be exercised solely by the Administrative Agent, and (ii) in the event of a foreclosure by the Administrative Agent on any portion of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Administrative Agent, as agent for and representative of the Lenders (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale or other disposition. Section 9.14 Hedging Obligations and Bank Product Obligations. No Bank Product Provider or Lender-Related Hedge Provider that obtains the benefits of Section 8.2, the Collateral Documents or any portion of the Collateral by virtue of the provisions hereof or of any other Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided

73 in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Bank Product Obligations and Hedging Obligations unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Bank Product Provider or Lender-Related Hedge Provider, as the case may be. Section 9.15 Erroneous Payments. (a) If the Administrative Agent notifies a Lender or a Secured Party, or any Person who has received funds on behalf of a Lender or a Secured Party such Lender (any such Lender, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under Section 9.15(b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Base Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this Section 9.15(a) shall be conclusive, absent manifest error. (b) Without limiting Section 9.15(a), each Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party such Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

74 (i) such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.15(b). (c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding paragraph (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with Section 9.15(a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Loans with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any promissory notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and

75 irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 9.15 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE X THE GUARANTY Section 10.1 The Guaranty. Each of the Guarantors hereby jointly and severally guarantees to the Administrative Agent, each Lender and/or each Affiliate of a Lender that enters into Bank Products or a Hedging Transaction with the Borrower or any Subsidiary, and each other holder of the Obligations as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations is not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents or the other documents relating to the Obligations, the obligations of each Guarantor under this Agreement and the other Loan Documents shall not exceed an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under applicable Debtor Relief Laws. Section 10.2 Obligations Unconditional. The obligations of the Guarantors under Section 10.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents or other documents relating to the Obligations, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the

76 Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 10.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article X until such time as the Obligations have been paid in full and the Commitments have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by Law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above: (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of any of the Loan Documents or any other document relating to the Obligations shall be done or omitted; (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents or any other document relating to the Obligations shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; (d) any Lien granted to, or in favor of, the Administrative Agent or any other holder of the Obligations as security for any of the Obligations shall fail to attach or be perfected; or (e) any of the Obligations shall be determined to be void or voidable (including for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including any creditor of any Guarantor). With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that the Administrative Agent or any other holder of the Obligations exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents or any other document relating to the Obligations or against any other Person under any other guarantee of, or security for, any of the Obligations. Section 10.3 Reinstatement. The obligations of each Guarantor under this Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any Debtor Relief Law or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each other holder of the Obligations on demand for all reasonable costs and expenses (including the fees, charges and disbursements of counsel) incurred by the Administrative Agent or such holder of the Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Law. Section 10.4 Certain Additional Waivers. Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of

77 subrogation pursuant to Section 10.2 and through the exercise of rights of contribution pursuant to Section 10.6. Section 10.5 Remedies. The Guarantors agree that, to the fullest extent permitted by Law, as between the Guarantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, the Obligations may be declared to be forthwith due and payable as specified in Section 8.1 (and shall be deemed to have become automatically due and payable in the circumstances specified in Section 8.1) for purposes of Section 10.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 10.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Secured Parties may exercise their remedies thereunder in accordance with the terms thereof. Section 10.6 Rights of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Loan Documents and no Guarantor shall exercise such rights of contribution until the Obligations have been paid in full and the Commitments have terminated. Section 10.7 Guarantee of Payment; Continuing Guarantee. The guarantee in this Article X is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to the Obligations whenever arising. Section 10.8 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Specified Loan Party to honor all of such Specified Loan Party’s obligations under this Agreement and the other Loan Documents in respect of Swap Obligations provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.8 or otherwise under this Agreement voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The obligations of each Qualified ECP Guarantor under this Section 10.8 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends that this Section 10.8 constitute, and this Section 10.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of Section la(18)(A)(v)(II) of the Commodity Exchange Act.

78 ARTICLE XI MISCELLANEOUS Section 11.1 Notices. (a) Written Notices. (i) All notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows: To any Loan Party: Archer Aviation Inc. 190 W. Tasman Drive San Jose, California 95134 Attention: Legal Email: With copies to (for information purposes only): Fenwick & West 801 California Street Mountain View, California 94041 Attention: Patrick Grilli Email: To the Administrative Agent: Synovus Bank 3400 Overton Park Drive S.E. Atlanta, Georgia 30339 Attention: Michael Spencer, Senior Vice President Email: With copies to (for information purposes only): Eversheds Sutherland (US) LLP 999 Peachtree Street, Suite 2300 Atlanta, Georgia 30309 Attention: David Wender Email: To any other Lender: To the address or facsimile number, set forth in the Administrative Questionnaire or the Assignment and Acceptance executed by such Lender. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. (ii) Any agreement of the Administrative Agent or any Lender herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent and each Lender shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent and the Lenders shall not have any

79 liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent or any Lender in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of the Administrative Agent or any Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent or any Lender of a confirmation which is at variance with the terms understood by the Administrative Agent and such Lender to be contained in any such telephonic or facsimile notice. (b) Electronic Communications. (i) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender if such Lender has notified the Administrative Agent that it is incapable of receiving, or is unwilling to receive, notices by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (ii) Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (A) of notification that such notice or communication is available and identifying the website address therefor; provided that, in the case of clauses (A) and (B) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (iii) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar electronic system. (iv) THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS IN THE COMMUNICATIONS (AS DEFINED BELOW) AND FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In

80 no event shall the Administrative Agent or any of its Related Parties have any liability to any Loan Party or any of their respective Subsidiaries, any Lender or any other Person or entity for losses, claims, damages, liabilities or expenses of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses, whether or not based on strict liability (whether in tort, contract or otherwise), arising out of any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of the Administrative Agent or such Related Party; provided that in no event shall the Administrative Agent or any Related Party have any liability to any Loan Party or any of their respective Subsidiaries, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages) arising out of any Loan Party’s or the Administrative Agent’s transmission of Communications. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent or any Lender by means of electronic communications pursuant to this Section 11.1, including through the Platform. (c) [Reserved]. (d) All such notices and other communications sent to any party hereto in accordance with the provisions of this Agreement or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) [reserved]; and (D) if delivered by electronic mail, to the extent provided in Section 11.1(b) and effective as provided in such Section 11.1(b); provided that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder. (e) Loan Documents may be transmitted and/or signed by electronic communication. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. Section 11.2 Waiver; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document, and no course of dealing between any Loan Party and the Administrative Agent or any Lender, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies provided by Law. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 11.2(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the

81 foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time. (b) Except as otherwise provided in this Agreement (or the Note with respect to the implementation of a Replacement Index), no amendment or waiver of any provision of this Agreement or of the other Loan Documents (other than the Fee Letter), nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Loan Parties and the Required Lenders, or the Loan Parties and the Administrative Agent with the consent of the Required Lenders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, in addition to the consent of the Required Lenders, no amendment, waiver or consent shall: (i) extend or increase the Commitment of any Lender without the written consent of such Lender; (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees or other amounts payable hereunder, without the written consent of each Lender affected thereby; (iii) postpone the date fixed for any payment of any principal (excluding any mandatory prepayment) of, or interest on, any Loan or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender affected thereby; (iv) (A) change Section 2.18(b) or 2.18(c) in a manner that would alter the pro rata sharing of payments required thereby, (B) change Section 2.5 in a manner that would alter the pro rata sharing of Commitment reductions required thereby, (C) change Section 8.2 in a manner that would alter the pro rata sharing of payments or the order of application required thereby or (D) change any other provision of this Agreement or any of the other Loan Documents that addresses the matters described in clause (A), (B) or (C) or permit any action which would directly or indirectly have the effect of amending any of the provisions described in this clause (b)(iv), in each case without the written consent of each Lender; (iv) change any of the provisions of this Section 11.2(b) or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; (v) release the Borrower without the consent of each Lender, or, release all or substantially all of the Guarantors or limit the liability of all or substantially all of the Guarantors under any Guaranty, without the written consent of each Lender; (vi) release all or substantially all of the Collateral securing any of the Obligations, without the written consent of each Lender;

82 (vii) subordinate the payment priority of the Obligations or subordinate the Liens granted to the Administrative Agent (for the benefit of the Secured Parties) in the Collateral, without the written consent of each Lender; provided further, that no amendment, waiver or consent shall amend, modify or otherwise affect the rights, duties or obligations of the Administrative Agent without its prior written consent. Notwithstanding anything to the contrary herein, (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended, and amounts payable to such Lender hereunder may not be permanently reduced without the consent of such Lender (other than reductions in fees and interest in which such reduction does not disproportionately affect such Lender); (ii) this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated (but such Lender shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 11.3), such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement; (iii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein; (iv) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders and (v) if, following the Closing Date, the Administrative Agent and the Borrower shall have jointly identified an inconsistency, obvious error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Loan Parties shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Documents if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof. Section 11.3 Expenses; Indemnification. (a) The Loan Parties shall, on a joint and several basis, pay all reasonable and documented, out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates in connection with the preparation and administration of the Loan Documents, any amendments, modifications or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be consummated), and any enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.3, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) The Loan Parties shall, on a joint and several basis, indemnify and hold harmless the Administrative Agent (and any sub-agent thereof), each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) from and against any and all losses, claims, damages, penalties, liabilities and expenses (including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Indemnitees incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Loan Party or any of their respective Subsidiaries arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties

83 hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any actual or alleged Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Loan Party or any of their respective Subsidiaries, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee (including any Related Indemnitee (as defined below)), or (y) any dispute between and among Indemnitees that does not involve an act or omission by the Borrower or any of the Subsidiaries except that the Administrative Agent shall be indemnified in its capacity as such to the extent that none of the exceptions set forth in clause (x) applies to such Person at such time. This Section 11.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. The Borrower shall not be liable for any indirect, special, punitive or consequential damages (other than in respect of any such damages required to be indemnified pursuant to this Section 11.3). For the purposes of this Section, “Related Indemnitee” shall mean, with respect to an Indemnitee (1) any Controlling Person or Controlled Affiliate of such Indemnitee, (2) the respective directors, officers, or employees of such Indemnitee or any of its Controlling Persons or Controlled Affiliates and (3) the respective agents of such Indemnitee or any of its Controlling Persons or Controlled Affiliates, in the case of this clause (3), acting at the instructions of such Indemnitee, Controlling Person or such Controlled Affiliate; provided that each reference to Controlled Affiliate or Controlling Person in this sentence pertains to a Controlled Affiliate or Controlling Person involved in the performance of the Indemnitee’s obligations under this Agreement. (c) The Loan Parties shall pay, and hold the Administrative Agent and each of the Lenders harmless from and against, any and all present and future stamp, documentary, and other similar taxes with respect to this Agreement and any other Loan Documents, any collateral described therein or any payments due thereunder, and save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes. (d) To the extent that the Loan Parties fail to pay any amount required to be paid to the Administrative Agent under Sections 11.3(a), 11.3(b) or 11.3(c) hereof, each Lender severally agrees to pay to the Administrative Agent such Lender’s Pro Rata Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such. (e) To the extent permitted by applicable Law, no Loan Party or any Subsidiary shall assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated therein, any Loan or the use of proceeds thereof; provided that nothing in this Section 11.3(e) shall relieve

84 any Loan Party of any obligation it may have to indemnify any Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (f) All amounts due under this Section 11.3 shall be payable promptly after written demand therefor. Section 11.4 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.4(b), (ii) by way of participation in accordance with the provisions of Section 11.4(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.4(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.4(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Loans); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Loans or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in Section 11.4(b)(i)(A), the principal outstanding balance of the Loans subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date) shall not be less than $1,000,000 with respect to DDT A-1 Loans and in minimum increments of $1,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans assigned.

85 (iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 11.4(b)(i)(B) and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed (it being understood and agreed that the Borrower’s refusal to consent to an assignment to a Disqualified Institution shall not be deemed unreasonable)) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for (x) assignments to a Person that is not a Lender or an Affiliate of a Lender or an Approved Fund and (y) assignments by Defaulting Lenders; (iv) Assignment and Acceptance. The parties to each assignment shall deliver to the Administrative Agent (A) a duly executed Assignment and Acceptance, (B) a processing and recordation fee of $3,500, (C) an Administrative Questionnaire unless the assignee is already a Lender and (D) the documents required under Section 2.17(e). (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) any Disqualified Institution. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural Persons). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.4(c), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest

86 assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 11.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.4(d). If the consent of the Borrower to an assignment of DDT A-1 Loans is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified above), the Borrower shall be deemed to have given its consent unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after the date notice thereof has actually been delivered by the assigning Lender (through the Administrative Agent) to the Borrower. (c) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in Atlanta, Georgia a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of and principal amount of the Loans, each Lender pursuant to the terms hereof from time to time (the “Register”). Information contained in the Register with respect to any Lender shall be available for inspection by such Lender at any reasonable time and from time to time upon reasonable prior notice; information contained in the Register shall also be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice. In establishing and maintaining the Register, the Administrative Agent shall serve as the Borrower’s agent solely for tax purposes and solely with respect to the actions described in this Section 11.4, and the Borrower hereby agrees that, to the extent Synovus Bank serves in such capacity, Synovus Bank and its officers, directors, employees, agents, sub-agents and affiliates shall constitute “Indemnitees”. (d) Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent, sell participations to any Person (other than a natural person, the Borrower, any of the Borrower’s Affiliates or Subsidiaries or a Disqualified Institution) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. (e) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following to the extent affecting such Participant: (i) increase the Commitment of such Lender; (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any

87 fees payable hereunder; (iii) postpone the date fixed for any payment of any principal of, or interest on, any Loan or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment; (iv) change Section 2.18(b) or 2.18(c) in a manner that would alter the pro rata sharing of payments required thereby; (v) change any of the provisions of Section 11.2(b) or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder; (vi) release all or substantially all of the guarantors, or limit the liability of such guarantors, under any guaranty agreement guaranteeing any of the Obligations; or (vii) release all or substantially all collateral (if any) securing any of the Obligations. Subject to Section 11.4(e), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.4(b); provided that such Participant agrees to be subject to Section 2.19 as though it were a Lender. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 11.7 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register in the United States on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The Borrower and the Administrative Agent shall have inspection rights to such Participant Register (upon reasonable prior notice to the applicable Lender) solely for purposes of demonstrating that such Loans or other obligations under the Loan Documents are in “registered form” for purposes of the Code. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. A Participant shall not be entitled to receive any greater payment under Sections 2.15 and 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 2.17 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Sections 2.17(e) and 2.17(f) as though it were a Lender. (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (i) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (ii) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information, to any Disqualified Institution.

88 Section 11.5 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the Law (without giving effect to the conflict of law principles thereof) of the State of Georgia. (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the United States District Court of the Middle District of Georgia, and of the courts of the State of Georgia sitting in Muscogee County and any appellate court from any thereof, Georgia, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such District court or Georgia State court or, to the extent permitted by applicable Law, such appellate court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (c) Each Loan Party irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in Section 11.5(b) and brought in any court referred to in Section 11.5(b). Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in Section 11.1. Nothing in this Agreement or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by Law. Section 11.6 WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.6.

89 Section 11.7 Right of Setoff. In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, each Lender shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable Law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of the Borrower at any time held or other obligations at any time owing by such Lender to or for the credit or the account of the Borrower against any and all Obligations held by such Lender, as the case may be, irrespective of whether such Lender shall have made demand hereunder and although such Obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20(a) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the Administrative Agent and the Borrower after any such set-off and any application made by such Lender, as the case may be; provided, that the failure to give such notice shall not affect the validity of such set-off and application. Each Lender agrees to apply all amounts collected from any such set-off to the Obligations before applying such amounts to any other Indebtedness or other obligations owed by the Borrower and any of its Subsidiaries to such Lender. Section 11.8 Counterparts; Integration. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, the Fee Letter, the other Loan Documents, and any separate letter agreement(s) relating to any fees payable to the Administrative Agent and its Affiliates constitute the entire agreement among the parties hereto and thereto and their affiliates regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters. Delivery of an executed counterpart of a signature page of this Agreement and any other Loan Document by facsimile transmission or by any other electronic imaging means (including .pdf), shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document. Section 11.9 Survival. All covenants, agreements, representations and warranties made by any Loan Party herein, in the Loan Documents and in the certificates, reports, notices or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17, and 11.3, Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. All representations and warranties made herein, in the Loan Documents, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of the Loans. Section 11.10 Severability. Any provision of this Agreement or any other Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to

90 the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 11.11 Confidentiality. Each of the Administrative Agent and the Lenders agrees to take normal and reasonable precautions to maintain the confidentiality of any information relating to the Borrower or any of its Subsidiaries or any of their respective businesses, to the extent designated in writing as confidential and provided to it by the Borrower or any Subsidiary, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower or any of its Subsidiaries, except that such information may be disclosed (i) to any Related Party of the Administrative Agent or any such Lender including without limitation accountants, legal counsel and other advisors, (ii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (iii) to the extent requested by any regulatory agency or authority purporting to have jurisdiction over it (including any self-regulatory authority such as the National Association of Insurance Commissioners), (iv) to the extent that such information becomes publicly available other than as a result of a breach of this Section 11.11, or which becomes available to the Administrative Agent, any Lender or any Related Party of any of the foregoing on a non-confidential basis from a source other than the Borrower or any of its Subsidiaries, (v) in connection with the exercise of any remedy hereunder or under any other Loan Documents or any suit, action or proceeding relating to this Agreement or any other Loan Documents or the enforcement of rights hereunder or thereunder, (vi) subject to execution by such Person of an agreement containing provisions substantially the same as those of this Section 11.11, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, or (B) any actual or prospective party (or its Related Parties) to any swap or derivative or similar transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (vii) to any rating agency, (viii) to the CUSIP Service Bureau or any similar organization, or (ix) with the consent of the Borrower. Any Person required to maintain the confidentiality of any information as provided for in this Section 11.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord its own confidential information. In the event of any conflict between the terms of this Section 11.11 and those of any other Contractual Obligation entered into with any Loan Party (whether or not a Loan Document), the terms of this Section 11.11 shall govern. The Administrative Agent may, at its own expense, place customary tombstone announcements and advertisements or otherwise publicize its engagement hereunder (which may include the reproduction of any Loan Party’s name and logo and other publicly available information) in financial and other newspapers and journals and marketing materials describing its services hereunder. Further, the Administrative Agent may provide to market data collectors, such as league table, or other service providers to the lending industry, information regarding the closing date, size, type, purpose of, and parties to, the credit facilities established hereunder. Section 11.12 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which may be treated as interest on such Loan under applicable Law (collectively, the “Charges”), shall exceed the maximum lawful rate of interest (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by a Lender holding such Loan in accordance with applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 11.12 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount,

91 together with interest thereon at the Base Rate to the date of repayment (to the extent permitted by applicable Law), shall have been received by such Lender. Section 11.13 Waiver of Effect of Corporate Seal. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that neither it nor any other Loan Party is required to affix its corporate seal to this Agreement or any other Loan Document pursuant to any Law, agrees that this Agreement is delivered by Borrower under seal and waives any shortening of the statute of limitations that may result from not affixing the corporate seal to this Agreement or such other Loan Documents. Section 11.14 Patriot Act. The Administrative Agent and each Lender hereby notifies the Loan Parties that, (a) pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act and (b) pursuant to the Beneficial Ownership Regulation, it is required to obtain a Beneficial Ownership Certification. Section 11.15 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), Borrower and each other Loan Party acknowledges and agrees and acknowledges its Affiliates’ understanding that that: (i) (A) the services regarding this Agreement provided by the Administrative Agent and/or the Lenders are arm’s-length commercial transactions between Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (B) each of Borrower and the other Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (C) Borrower and each other Loan Party is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for Borrower, any other Loan Party, or any of their respective Affiliates, or any other Person and (B) none of the Administrative Agent and any Lender has any obligation to Borrower, any other Loan Party or any of their Affiliates with respect to the transaction contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Borrower, the other Loan Parties and their respective Affiliates, and each of the Administrative Agent and the Lenders has no obligation to disclose any of such interests to Borrower, any other Loan Party of any of their respective Affiliates. To the fullest extent permitted by Law, each of Borrower and the other Loan Parties hereby waive and release, any claims that it may have against the Administrative Agent and each Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 11.16 Electronic Signatures. The words “execution”, “execute”, “signed”, “signature” and words of like import in or related to this Agreement or any other document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the

92 Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Section 11.17 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 11.18 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and

93 performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or (iii) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless clause (i) in the immediately preceding Section 11.18(a) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 11.19 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of Georgia and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. BORROWER: ARCHER AVIATION INC. By: /s/ Mark Mesler Name: Mark Mesler Title: Chief Financial Officer GUARANTORS: ARCHER AVIATION OPERATING CORP. By: /s/ Mark Mesler Name: Mark Mesler Title: Chief Financial Officer ARCHER AIR LLC By: /s/ Tom Anderson Name: Tom Anderson Title: President

ADMINISTRATIVE SYNOVUS BANK, AGENT and LENDER: as Administrative Agent and as a Lender By: /s/ Michael Spencer Name: Michael Spencer Title: Senior Vice President

Schedule I Commitment Amounts

Schedule 4.15 Subsidiaries

Schedule 4.17-1 Business Locations; Taxpayer Identification Number and Organizational Identification Number

Schedule 4.17-2 Past Names / Structural Changes in Past Five Years

Schedule 7.1 Outstanding Indebtedness

Schedule 7.3 Existing Liens

Schedule 7.4 Existing Investments

EXHIBIT 2.3 FORM OF ADVANCE REQUEST

Schedule 1 Archer Covington Project Draw

EXHIBIT 2.7 FORM OF DDT A-1 LOAN NOTE

EXHIBIT 2.17 (1-4) FORM OF TAX COMPLIANCE CERTIFICATES

EXHIBIT 5.1 FORM OF COMPLIANCE CERTIFICATE

EXHIBIT 5.10 FORM OF GUARANTOR JOINDER

EXHIBIT 11.4 FORM OF ASSIGNMENT AND ASSUMPTION